Exhibit 10.24

EXECUTION VERSION

Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K on the basis that the registrant customarily and actually treats that information as private or confidential and the omitted information is not material. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

4 June 2022

VINGROUP JOINT STOCK COMPANY

as Issuer

and

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

as Trustee [***]

U.S.$100,000,000 FIXED RATE EXCHANGEABLE BONDS DUE 2027

(TO BE CONSOLIDATED AND FORM A SINGLE SERIES WITH THE U.S.$525,000,000 FIXED RATE EXCHANGEABLE BONDS DUE 2027)

SUPPLEMENTAL TRUST DEED

18th Floor, One Exchange Square

8 Connaught Place, Central

Hong Kong

Tel: +852.2912.2500

THIS SUPPLEMENTAL TRUST DEED is made on 4 June 2022

BETWEEN:

(1)

VINGROUP JOINT STOCK COMPANY, a joint stock company incorporated under the Laws of Vietnam with Enterprise Registration Certificate No. 0101245486 dated 3 May 2002 (as amended from time to time) and having its registered office at No. 7, Bang Lang 1 Street, Vinhomes Riverside Ecological Urban Area, Viet Hung Ward, Long Bien District, Hanoi, Vietnam (the “Issuer”);

(2)

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, whose principal place of business is situated at Level 24, HSBC Main Building, 1 Queen’s Road Central, Hong Kong (the “Trustee”, which expression shall, where the context so admits, include all persons for the time being the trustee or trustees of the Trust Deed); and

[***]

WHEREAS:

(A)

The Second Closing Bonds are further bonds as contemplated by Condition 15 (Further Issues) of the Conditions. The Issuer has, pursuant to resolutions of its board of Directors, authorised the issue of the Second Closing Bonds to be consolidated and form a single series with the First Closing Bonds.

(B)

The Original Trust Deed dated 29 April 2022 was entered into between the Issuer, the Trustee [***]. The Original Trust Deed is amended and supplemented by this Supplemental Trust Deed on the terms and conditions set out in this Supplemental Trust Deed.

(C)	The Trustee has agreed to continue to act as trustee of the Original Trust Deed as amended and supplemented by this Supplemental Trust Deed on the following terms and conditions.

(D)	The First Closing Bonds are represented by the First Closing Definitive Certificates. The Second Closing Bonds will be represented by the Second Closing Definitive Certificates.

(E)

Pursuant to clause 19.1 (Modification) of the Original Trust Deed, the Trustee may agree, without the consent of the Bondholders, to any modification of any of the provisions of the First Closing Bonds, the Original Trust Deed or the Conditions which in the opinion of the Trustee is of a formal, minor or technical nature.

(F)

The Issuer wishes to constitute the Second Closing Bonds under the Trust Deed. The Issuer has requested the Trustee to agree to making modifications to the Original Trust Deed and the Conditions contained in Clause 1.3 (Amendments to Original Trust Deed) in order to provide for the issue of the Second Closing Bonds.

(G)	The Trustee, being of the opinion that the modifications referred to in Recital (F) above are of a formal, minor or technical nature, has agreed with the Issuer in making such modifications.

(H)	This Supplemental Trust Deed will take effect on the Second Closing Date.

THIS DEED WITNESSES AND IT IS HEREBY AGREED AND DECLARED as follows:

1.	INTERPRETATION

1.1	Definitions

The following expressions have the following meanings:

“Agency Agreement” means the agency agreement dated 29 April 2022 between the Issuer, the Trustee and the Agents named therein, as supplemented by a supplemental agency agreement dated on or about the date of this Supplemental Trust Deed between the Issuer, the Trustee and the Agents named therein (and as further amended and/or supplemented from time to time).

“Bonds” means the First Closing Bonds and the Second Closing Bonds.

“definitive Certificates” means the First Closing Definitive Certificates and the Second Closing Definitive Certificates.

“First Closing Bonds” means the U.S.$525,000,000 Fixed Rate Exchangeable Bonds due 2027 constituted by the Original Trust Deed and for the time being outstanding or, as the context may require, a specific number or principal amount of them, and includes any replacement bonds issued pursuant to Condition 14 (Replacement of Certificates), and/or as the context may require any further bonds issued pursuant to Condition 15 (Further Issues).

“First Closing Definitive Certificates” means the definitive Certificates dated 10 May 2022 which evidence the First Closing Bonds.

“Global Certificate” means the single Global Certificate substantially in the form set out in Schedule 2 (Form of Global Certificate) hereto, evidencing all the Bonds that are registered in the name of the common depositary for Euroclear and Clearstream or its nominee.

“New Conditions” means the terms and conditions set out in Schedule 3 (Terms and Conditions of the Bonds) hereto as from time to time modified in accordance with the Trust Deed, and as modified, in their application to Bonds in respect of which the Certificate is issued, by the provisions of the Certificate, and any reference in the Trust Deed to a particularly numbered Condition shall be construed accordingly.

“Original Trust Deed” means the trust deed dated 29 April 2022 between the Issuer, the Trustee [***].

“Second Closing Bonds” means the U.S.$100,000,000 Fixed Rate Exchangeable Bonds constituted by this Supplemental Trust Deed and for the time being outstanding or, as the context may require, a specific number or principal amount of them, and includes any replacement bonds issued pursuant to Condition 14 (Replacement of Certificates).

“Second Closing Date” means 10 June 2022, or such later date as notified by the Issuer in writing to the Agents, the Registrar and the Trustee (such Second Closing Date as adjusted in accordance with the Second Closing Subscription Agreement).

“Second Closing Definitive Certificate” means a certificate substantially in the form set out in Schedule 1 (Form of Definitive Certificate) hereto.

[***]

“Second Closing Subscription Agreement” means a subscription agreement between the Issuer, VFSG and an investor in respect of the Second Closing Bonds.

[***]

“Trust Deed” means the Original Trust Deed, as amended and supplemented by this Supplemental Trust Deed (and as further amended and/or supplemented from time to time).

1.2	Incorporation of terms by reference

Unless otherwise defined in this Supplemental Trust Deed, terms defined or construed in the Original Trust Deed or in the Agency Agreement shall have the same meanings or construction in this Supplemental Trust Deed.

1.3	Amendments to the Original Trust Deed

With effect from the Second Closing Date, the provisions of the Original Trust Deed shall, where the context so admits, be deemed to be amended as follows:

(a)	references therein (including the Schedules thereto) to the “Bonds” shall mean the Bonds (as defined in Clause 1.1 (Definitions) of this Supplemental Trust Deed);

(b)	references therein (including the Schedules thereto) to a “definitive Certificate” shall mean a definitive Certificate (as defined in Clause 1.1 (Definitions) of this Supplemental Trust Deed);

(c)

the deletion in its entirety of the form of the Global Certificate in Schedule 2 (Form of Global Certificate) to the Original Trust Deed and the substitution therefor of the form of Global Certificate set out in Schedule 2 (Form of Global Certificate) hereto;

(d)	references therein (including the Schedules thereto) to the “Global Certificate” shall mean the Global Certificate (as defined in Clause 1.1 (Definitions) of this Supplemental Trust Deed);

(e)

the deletion in its entirety of the terms and conditions set out in Schedule 4 (Terms and Conditions of the Bonds) to the Original Trust Deed and the substitution therefor of the terms and conditions set out in Schedule 3 (Terms and Conditions of the Bonds) hereto;

(f)	references therein (including the Schedules thereto) to the “Conditions” shall mean the New Conditions (as defined in Clause 1.1 (Definitions) of this Supplemental Trust Deed); and

(g)

references therein (including the Schedules thereto) to “Bondholder” shall include each person in whose name a Second Closing Bond is for the time being registered in the register in respect of the Bonds as well as each person in whose name a First Closing Bond is for the time being registered in the register in respect of the Bonds.

1.4	Effective Date of Supplemental Trust Deed

This Supplemental Trust Deed shall become effective on the Second Closing Date.

2.	AMOUNT OF THE SECOND CLOSING BONDS

The aggregate principal amount of the Second Closing Bonds is limited to U.S.$100,000,000 and such Second Closing Bonds shall for the purposes of the Trust Deed constitute Bonds and shall, upon issue, be consolidated and form a single series with the First Closing Bonds.

3.	FORM OF THE SECOND CLOSING BONDS AND CERTIFICATES; ISSUE OF THE SECOND CLOSING BONDS

3.1	The definitive Certificates

On issue of the Second Closing Bonds, definitive Certificates, in registered form and in authorised denominations, will be issued in respect of the aggregate principal amount of the Second Closing Bonds and the Issuer shall procure that the Registrar makes the appropriate entries in the Register to reflect the issue of such Second Closing Bonds. Such definitive Certificates may be printed or typed and need not be security printed unless otherwise required by applicable stock exchange requirements. Definitive Certificates will be endorsed with the Conditions.

3.2	The Global Certificate

The Second Closing Bonds shall become evidenced by the Global Certificate in accordance with Condition 3(h) (Transition to Global Certificate) and clause 3.3 (Transition to Global Certificate) of the Agency Agreement.

3.3	Form

Definitive Certificates and the Global Certificate will be in or substantially in the respective forms set out in Schedule 1 (Form of Definitive Certificate) and Schedule 2 (Form of Global Certificate) hereto.

3.4	Signature

The Global Certificate (if issued) will be signed manually by any one or more Authorised Signatories of the Issuer and will be authenticated manually by or on behalf of the Registrar. Definitive Certificates will be signed manually by any one or more Authorised Signatories of the Issuer. The Issuer may use the signature of any person who at the date such signature is affixed to the relevant definitive Certificate or Global Certificate is an Authorised Signatory of the Issuer even if at the time of issue of such definitive Certificate or Global Certificate he no longer holds such office and the Bonds in respect of which such definitive Certificate or Global Certificate is so executed will be binding and valid obligations of the Issuer.

3.5	Issue

Issue and delivery of the Second Closing Bonds shall be complete on the issue and delivery of definitive Certificates to the relevant Bondholders by, or by the order of, the Issuer and completion of the register of Bondholders by or on behalf of the Registrar.

3.6	Entitlement to treat holder as owner

The registered holder of any Second Closing Bond will (save as otherwise required by law) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust, any interest in it or any writing on (other than an endorsed form of transfer) or the theft or loss of the Certificate issued in respect of it) and no person will be liable for so treating the registered holder, and none of the Issuer, the Trustee, any Agent or any other person shall be affected by any notice to the contrary.

4.	INCORPORATION OF ORIGINAL TRUST DEED

This Supplemental Trust Deed supplements the Original Trust Deed and shall be read and construed as one with the Original Trust Deed so that all references in the Original Trust Deed to “this Trust Deed” shall be deemed to refer to the Original Trust Deed as amended and supplemented by this Supplemental Trust Deed, provided always that in the event of any inconsistency between the Original Trust Deed and this Supplemental Trust Deed, the provisions of this Supplemental Trust Deed shall override such inconsistent provisions of the Original Trust Deed. Save for the amendments to the Original Trust Deed confirmed by this Supplemental Trust Deed, all terms and conditions of the Original Trust Deed shall remain in full force and effect.

5.	[***]

6.	EXCHANGE PROPERTY

In accordance with Condition 6(c)(i) (Exchange Property), on and from the Second Closing Date, the Exchange Property shall include a further 16,815,501 VFVN Shares, and all [***] and other property arising out of or derived or resulting therefrom and such other property, in each case as may be deemed or required to comprise all or part of the Exchange Property pursuant to the Conditions, but excluding any such property as may or may be deemed to have ceased to form part of the Exchange Property.

7.	COMMUNICATIONS

Clause 22 (Communications) of the Original Trust Deed shall apply to this Supplemental Agency Agreement mutatis mutandis as if set out herein in full.

8.	COUNTERPARTS

This Supplemental Trust Deed may be executed in counterparts which when taken together shall constitute one and the same instrument.

9.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

A person who is not a party to this Supplemental Trust Deed has no right under the Contracts (Rights of Third Parties) Act 2001 of Singapore to enforce any term of this Supplemental Trust Deed except and to the extent (if any) that this Supplemental Trust Deed expressly provides for such Act to apply to any of its terms.

10.	GOVERNING LAW

This Supplemental Trust Deed is governed by, and shall be construed in accordance with, the laws of Singapore.

11.	DISPUTE RESOLUTION

(a)

The arbitration agreement set out in this Clause 11 is governed by the laws of Singapore. Any dispute, controversy or claim arising out of, in connection with or relating to this Supplemental Trust Deed and the other Transaction Documents [***] including any question regarding its existence, validity, breach or termination, or any dispute regarding non-contractual obligations arising out of, in connection with or relating to this Supplemental Trust Deed and the other Transaction Documents [***] (a “Dispute”), shall be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre (“SIAC”) in accordance with the Arbitration Rules of SIAC for the time being in force (the “Rules”), which rules are deemed incorporated by reference in this Clause 11.

(b)

The Rules are incorporated by reference into this Clause 11 and capitalised terms used in this Clause 11 which are not otherwise defined in this Supplemental Trust Deed or the other Transaction Documents [***] have the meaning given to them in the Rules.

(c)

The tribunal shall consist of three arbitrators, two of whom shall be nominated by the respective parties in accordance with the Rules for the time being in force and the third, who shall be the Chairman of the tribunal, shall be nominated by the two nominated arbitrators within [***] days of the last of their appointments.

(d)	The seat, or legal place of arbitration, shall be Singapore.

(e)

The language used in the arbitral proceedings shall be English. All documents submitted in connection with the proceedings shall be in the English language, or, if in another language, accompanied by a certified English translation.

SCHEDULE 3

TERMS AND CONDITIONS OF THE BONDS

TERMS AND CONDITIONS OF THE BONDS

The following, subject to amendment and save for the paragraphs in italics, are the Terms and Conditions of the Bonds, substantially as they will appear on the reverse of each of the definitive Certificates evidencing the Bonds:

The issue of U.S.$100,000,000 aggregate principal amount of fixed rate exchangeable bonds due 2027 (the “Second Closing Bonds”) shall be consolidated and form a single series with the U.S.$525,000,000 aggregate principal amount of fixed rate exchangeable bonds due 2027 issued by Vingroup Joint Stock Company (the “Issuer”) on 10 May 2022 (the “First Closing Bonds”, and together with the Second Closing Bonds, the “Bonds”, which expression shall in these Conditions, unless the context otherwise requires, include any further bonds issued in accordance with Condition 15 (Further Issues) and consolidated and forming a single series therewith). The issue of the Bonds and the right of exchange into VFVN Shares was authorised by resolutions of the Board of Directors of the Issuer. The Bonds are constituted by the Trust Deed [***], and are subject to the provisions of [***] the Agency Agreement made between the Issuer, the Trustee, The Hongkong and Shanghai Banking Corporation Limited as principal paying agent and as exchange agent (collectively in such capacities, the “Principal Agent”), as registrar (in such capacity, the “Registrar”) and as transfer agent (in such capacity, the “Transfer Agent”) and the other paying agents, exchange agents and transfer agents appointed under it (each a “Paying Agent”, an “Exchange Agent” or a “Transfer Agent”, as applicable, and together with the Registrar, the Transfer Agent and the Principal Agent, the “Agents” and each an “Agent”) relating to the Bonds. References to the “Paying Agents” and the “Exchange Agents” each include the Principal Agent. References to the Principal Agent, the Registrar, the Transfer Agent and the Agents below are references to the principal agent, the registrar, the transfer agent and the agents for the time being for the Bonds. These terms and conditions (these “Conditions”) include summaries of, and are subject to, the detailed provisions of the Trust Deed, which includes the form of the Bonds. Unless otherwise defined in these Conditions, terms used in these Conditions have the meaning specified in the Trust Deed. Copies of the Trust Deed, the Agency Agreement [***] are (a) available for inspection during usual business hours (being 9:00 a.m. to 3:00 p.m. (local time), Monday to Friday other than public holidays) at the specified office for the time being of the Principal Agent following prior written request and proof of holding and identity to the satisfaction of the Principal Agent, subject in the case of the Trust Deed to the Principal Agent being supplied by the Issuer with a copy of such document. The Bondholders are deemed to have notice of and are entitled to the benefit of and are bound by all the provisions of the Trust Deed [***], and are deemed to have notice of those provisions of the Agency Agreement applicable to them. In these Conditions, unless the context otherwise requires, all capitalised terms shall have the meaning prescribed to it in Condition 22 (Definitions).

1.	STATUS

(a)	Status

The Bonds constitute direct, unsubordinated, unconditional and (subject to Condition 4A(b) [***]) [***] obligations of the Issuer and shall at all times rank pari passu and without any preference or priority among themselves. The payment obligations of the Issuer under the Bonds shall, save for such exceptions as may be provided by mandatory provisions of applicable law and subject to Condition 4(a) (Negative Pledge), at all times rank at least equally with all of its present and future senior, unsecured and unsubordinated obligations.

(b)	Obligations Absolute

The obligations of the Issuer under the Bonds are all continuing, absolute and unconditional and will remain in full force and effect and will not be amended, released, suspended, discharged, terminated, impaired or otherwise affected by any act, omission, circumstance, occurrence, matter or thing whatsoever (including any change in circumstances as contemplated by any applicable law) unless otherwise agreed by the Bondholders or provided for under the Bonds.

2.	FORM, DENOMINATION AND TITLE

(a)	Form and Denomination

The Bonds are issued in registered form in the denomination of U.S.$1,000,000 and integral multiples thereof, without coupons attached. A bond certificate (each a “Certificate”) will be issued to each Bondholder in respect of its registered holding of Bonds. Each Certificate will be numbered serially with an identifying number which will be recorded on the relevant Certificate and in the register of Bondholders (the “Register”) which the Issuer will procure to be kept by the Registrar.

Upon issue, and subject to Condition 3(h) (Transition to Global Certificate), the Bonds will be represented by definitive Certificates registered in the names of the relevant Bondholders.

(b)	Title

Title to the Bonds passes only by transfer and registration in the Register as described in Condition 3 (Register, Transfers of Bonds; Issue of Certificates). The holder of any Bond will (except as otherwise required by law) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on (other than an endorsed form of transfer), or the theft or loss of, the Certificate issued in respect of it) and no person will be liable for so treating the holder.

3.	REGISTER, TRANSFERS OF BONDS; ISSUE OF CERTIFICATES

(a)	Register

The Issuer will cause the Register to be kept at the specified office of the Registrar outside the United Kingdom and in accordance with the terms of the Agency Agreement on which shall be entered the names, country of incorporation, street addresses (with postal codes (if applicable)), telephone numbers, facsimile numbers, email addresses, attention details, bank account details and authorised signatories (with specimen signatures for the authorised signatories) and call-back details (including telephone numbers and email addresses) of the holders of the Bonds, the particulars of the Bonds held by them, the particulars of the tax forms completed and provided by the holders of the Bonds and of all transfers, redemptions and exchanges of the Bonds. Each Bondholder shall be entitled to receive only one Certificate in respect of its entire holding of Bonds.

(b)	Transfer Mechanics

Subject to Conditions 3(c) (Transfer Restrictions), 3(f) (Closed Periods) and 3(g) (Regulations) and the terms of the Agency Agreement, a Bond shall be transferred or exchanged by delivery of the Certificate issued in respect of that Bond, with the form of transfer on the back duly completed and signed by the holder or his attorney duly authorised in writing, to the specified office of the Registrar or any of the Transfer Agents together with such evidence as the Registrar or (as the case may be) the relevant Transfer Agent may require to prove the title of the transferor and the authority of the individual(s) who executed the form of the transfer. No transfer of title to a Bond will be valid unless and until entered on the Register.

(c)	Transfer Restrictions

(i)	Subject to Conditions 3(c)(ii), 3(c)(iii) and 3(c)(iv) below, notwithstanding anything to the contrary in these Conditions or the Trust Deed, the Bonds shall not be Transferable at any time unless:

(A)	[***]: [***]

(B)	Other Transfers: each of the following conditions is satisfied:

(1)	any of the following has occurred:

(a)	a Liquidity Event;

(b)	a Change of Control;

(c)	the expiry of the QLE Failure Put Exercise Period;

(d)

a Financing Enforcement; provided that, only in the case of a Financing Enforcement that occurs prior to an Event of Default that has occurred and is continuing, the Permitted Financier or third party receiver or agent thereof shall deliver a notice in writing to the Issuer confirming the Financing Enforcement with respect to the relevant Bonds has occurred prior to effecting the relevant Transfer;

(e)	an Event of Default has occurred and is continuing; or

(f)	the Issuer has provided its prior written consent to that Transfer (such consent not to be unreasonably withheld); and

(2)

either (a) the relevant Bonds are evidenced by the Global Certificate, or (b) a duly completed and signed Notice of Transition to Global Certificate (together with the relevant definitive Certificate(s)) has been delivered to the Registrar or any of the Transfer Agents by the relevant Bondholder in respect of the relevant Bonds in accordance with Condition 3(h) (Transition to Global Certificate) and the corresponding Global Certificate Transition Period has expired; and

(3)	[***]

(ii)	From and including the Closing Date to and including 12 months after the Closing Date:

(A)

any Bonds held by a Bondholder domiciled or incorporated in the Republic of Korea shall not be Transferable to a Person domiciled or incorporated in the Republic of Korea (a “Korean Person”) unless all of the Bonds held by that existing Bondholder are Transferred together to that single Korean Person (and, for the avoidance of doubt, such Transfer is otherwise permitted pursuant to Conditions 3(c)(i), 3(c)(iii) and 3(c)(iv)); and

(B)	any Bonds held by a Bondholder which is not a Korean Person shall not be Transferable to a Korean Person.

(iii)	A Transfer may not take place during a Closed Period as described in Condition 3(f) (Closed Periods).

(iv)	All Transfers of Bonds shall be subject to the transfer restrictions set forth in the relevant Certificate.

Notwithstanding anything to the contrary contained in these Conditions, but subject in all cases to the requirements of the Agency Agreement and Condition 3(c)(i)(B) (Transfer Restrictions), Conditions 3(c)(ii), 3(c)(iii) and 3(c)(iv) and Condition 3(f) (Closed Periods), any Transfer by a Bondholder of any Interest in any Bonds to a Permitted Financier or third party purchaser or receiver thereof arising as a result of an enforcement by a Permitted Financier under a Permitted Financing (a “Financing Enforcement”), at any time, shall not be restricted or otherwise prohibited and there shall be no conditions, approvals, assessment or further action required or requested by the Issuer in order to effect such Transfer. The Issuer agrees not take any action, or omit to take any action, to decline to register, delay or suspend the registration of or otherwise frustrate any Transfer of any Bonds in connection with a Financing Enforcement.

[***]

in each case, provided that for such [***] (A) the relevant transferee agrees to confidentiality undertakings in respect of information provided to it in accordance with these Conditions, (B) the [***] is in respect of all (and not some only) of the Bonds registered in the relevant transferor Bondholder’s name immediately prior to the [***] and (C) the relevant transferee has satisfied all “know-your-customer” requirements of the Trustee and the Agents prior to the relevant transfer being registered in the Register.

Each of the [***] and the Agents may rely conclusively without investigation or verification and without liability to Bondholders, the Issuer, VFVN, VFSG, [***] or any other person on any certification by the transferor Bondholder contained in a form of transfer that the relevant transfer is a [***] and any certification by the Issuer given as contemplated in Condition 3(c)(i)(A).

Transfers of interests in Bonds evidenced by the Global Certificate will be effected in accordance with the rules of the relevant clearing systems.

(d)	Delivery of New Certificates

Each new Certificate to be issued upon a Transfer or exchange of Bonds will, within [***] business days (at the place of the relevant specified office) of receipt by the Registrar or, as the case may be, any Transfer Agent of the original certificate and (where applicable) the form of transfer duly completed and signed, be made available for collection at the specified office of the Registrar or such Transfer Agent or, if so requested in the form of transfer, be mailed by uninsured mail at the risk of the holder entitled to the Bonds (but free of charge to the holder and at the Issuer’s expense) to the address specified in the form of transfer. The form of transfer is attached to each Certificate.

Except in the limited circumstances described in the Global Certificate, owners of interests in Bonds evidenced by the Global Certificate will not be entitled to receive physical delivery of Certificates.

Where only part of a principal amount of the Bonds (being that of one or more Bonds) in respect of which a Certificate is issued is to be Transferred, exchanged, put or redeemed, a new Certificate in respect of the Bonds not so Transferred, exchanged, put or redeemed will, within [***] business days (at the place of the relevant specified office) of delivery of the original Certificate to the Registrar or, as the case may be, the relevant Transfer Agent, be made available for collection at the specified office of the Registrar or such Transfer Agent or, if so requested in the form of Transfer, be mailed by uninsured mail at the risk of the holder of the Bonds not so Transferred, exchanged or evidenced (but free of charge to the holder and at the Issuer’s expense) to the address of such holder appearing on the Register.

(e)	Formalities Free of Charge

Each issuance of a new Certificate and registration of a transfer of Bonds will be effected without charge by or on behalf of the Issuer or any of the Agents, except (i) upon payment (or the giving of such indemnity and/or security and/or pre-funding as the Issuer may reasonably require or as any of the Agents may require) in respect of any Tax, duty or other governmental charges which may be imposed in relation to such transfer or issuance, (ii) the Registrar or the relevant Transfer Agent (as the case may be) being provided with the documents of title or identity of the person making the application and (iii) the Registrar or the relevant Transfer Agent (as the case may be) being satisfied that the detailed regulations concerning transfer and registration of Bonds referred to in Condition 3(g) (Regulations) have been complied with.

(f)	Closed Periods

Save for any transfers to VFSG provided for in the Deed Poll, no Bondholder may require the transfer of a Bond to be registered:

(i)	during the period of [***] days prior to and ending on (and including) any Interest Payment Date;

(ii)	during the period of [***] days prior to and ending on (and including) the dates for payment of any principal pursuant to these Conditions;

(iii)

during the period of [***] days prior to and ending on (and including) any date of redemption pursuant to Condition 8(c) (Redemption for Taxation Reasons) or Condition 8(e) (Redemption at the Option of the Issuer);

(iv)	after an Exchange Notice has been delivered with respect to such Bond;

(v)	after a Deed Poll Exchange Notice has been delivered with respect to such Bond; or

(vi)

after a CoC Put Redemption Notice has been deposited in respect of such Bond pursuant to Condition 8(f) (Redemption at the Option of the Bondholders – Change of Control), a QLE Put Exercise Notice has been deposited in respect of such Bond pursuant to Condition 8(g) (Redemption at the Option of the Bondholders—QLE Put Option), a QLE Failure Put Exercise Notice has been deposited in respect of such Bond pursuant to Condition 8(h) (Redemption at the Option of the Bondholders—QLE Failure Put Option) or a Relevant Event Redemption Notice has been deposited in respect of such Bond pursuant to Condition 8(i) (Redemption for Relevant Event), each such period being a “Closed Period”.

None of [***] the Trustee or any Agent shall be required to monitor or to take any steps to ascertain when any Closed Period occurs or whether at the time it is proposed that a transfer be effected falls during a Closed Period, and none of them shall be responsible or liable to the Bondholders, the Issuer, VFVN, VFSG, [***] or any other person for any loss arising from any failure by it to do so.

(g)	Regulations

All Transfers of Bonds and entries on the Register will be made subject to the detailed regulations concerning transfer and registration of Bonds scheduled to the Agency Agreement. The regulations may be changed by the Issuer, with the prior written approval of the Trustee and the Registrar, or by the Registrar, with the prior written approval of the Trustee. A copy of the current regulations will be mailed (free of charge to the holders at the Issuer’s expense) by the Registrar to any Bondholder following written request and proof of holding and identity to the satisfaction of the Registrar.

(h)	Transition to Global Certificate

(i)	Optional Transition to Global Certificate

Each Bondholder may, while Bonds registered in that Bondholder’s name are evidenced by one or more definitive Certificates, in its sole discretion, deliver a duly completed and signed Notice of Transition to Global Certificate to the Transfer Agent (together with the definitive Certificate(s) evidencing such Bonds), with a copy to the Issuer, during normal business hours (being between 9:00 a.m. and 3:00 p.m. (local time) on any business day (being a day a day other than a Saturday or Sunday or a public holiday on which banks are open for business in the city in which the specified office of the Transfer Agent is located) other than during a Closed Period. For the avoidance of doubt, notwithstanding anything to the contrary, in no event shall any Bondholder be required to deliver a Notice of Transition to Global Certificate or otherwise be required to have any Bonds become evidenced by the Global Certificate prior to [***] all Bonds registered in that Bondholder’s name otherwise having ceased to be [***] in accordance with Condition 4A(b) ([***]).

A Notice of Transition to Global Certificate once delivered shall be irrevocable.

In respect a Bondholder delivering a Notice of Transition to Global Certificate, the Issuer shall pay directly to the relevant tax or other authority, any and all Taxes and capital, stamp, transfer, exchange, issue and registration duties or any other similar Taxes and duties and all brokerage and other fees, charges and expenses arising or payable in connection with all Bonds registered in that Bondholder’s name becoming evidenced by the Global Certificate. None of the Trustee, [***] or any Agent (a) is under any obligation to determine whether the Issuer, any Bondholder or any other person is liable to pay any such Taxes, duties, fees, charges or expenses, or whether any such amounts as may be payable have actually been paid or the sufficiency thereof and (b) is under any obligation to make or process or assist the Issuer, any such Bondholder or any other person with any such payments or the making of the same to any taxing or other authority.

(ii)	Effect of delivery of Notice of Transition to Global Certificate

Upon the delivery of a duly completed and signed Notice of Transition to Global Certificate by a Bondholder to the Transfer Agent (together with the definitive Certificate(s) evidencing such Bonds) in accordance with Condition 3(h)(i) (Optional Transition to Global Certificate):

(A)	all Bonds registered in that Bondholder’s name shall immediately cease to be [***]; and

(B)

the Issuer shall use best efforts to procure that all Bonds registered in that Bondholder’s name become evidenced by the Global Certificate as soon as practicable, and in any event within [***] Business Days of the date on which the duly completed and signed Notice of Transition to Global Certificate and the definitive Certificate(s) evidencing the relevant Bonds by a Bondholder are delivered to the Transfer Agent (the “Global Certificate Transition Period”) provided that if, at the time the duly completed and signed Notice of Transition to Global Certificate and the definitive Certificate(s) evidencing the relevant Bonds are delivered to the Transfer Agent by a Bondholder, the ISIN and Common Code for the Global Certificate evidencing the Bonds issued by the Issuer on the Closing Date have not been obtained or have been obtained but are not then valid and operational, the Global Certificate Transition Period shall not commence until such time as the ISIN and Common Code for the Global Certificate evidencing the Bonds has been obtained and is valid and operational.

4.	NEGATIVE PLEDGE AND OTHER COVENANTS

(a)	Negative Pledge

The Issuer shall not, and the Issuer shall ensure that none of its Subsidiaries will, create, permit to subsist or have outstanding any Encumbrance upon the whole or any part of [***] other than in accordance with the [***] without prior approval by an Extraordinary Resolution of the Bondholders.

(b)	Provision of Information

Prior to the occurrence of a Liquidity Event, the Issuer shall send to the Bondholders in accordance with Condition 16 (Notices) and also furnish the Trustee with:

(i)

a copy of the consolidated audited annual financial statements of the Issuer prepared in accordance with GAAP within [***] days of the end of each calendar year in English and unaudited quarterly financial statements of the Issuer prepared in accordance with GAAP within [***] days of the end of each fiscal quarter in English;

(ii)

a copy of the consolidated audited annual financial statements of VFVN prepared in accordance with GAAP within [***] days of the end of each calendar year in English and unaudited quarterly financial statements of VFVN prepared in accordance with GAAP within [***] days of the end of each fiscal quarter in English; and

(iii)	such other information as may be agreed in writing between the Issuer and Trustee.

The Trustee shall not be required to review the relevant audited financial statements, unaudited financial statements or any other financial statement or other information furnished or delivered to it as contemplated in this Condition 4(b) and, if the same shall not be in the English language, shall not be required to request, obtain or arrange for an English language translation of the same, and the Trustee shall not be liable to any Bondholder or any other person for not doing so.

(c)	Financial Covenants

Prior to the Reference Date, the Issuer shall ensure that:

(i)	its Consolidated Net Total Borrowings at the end of each Measurement Period is less than, or equal to, 2.25 times its Equity; and

(ii)	its Debt Service Coverage Ratio at the end of each Measurement Period is greater than, or equal to, 1.15 to 1.

At any time prior to the Reference Date, the Issuer shall deliver to the Bondholders in accordance with Condition 16 (Notices), within [***] days of the end of each fiscal half-year and within [***] days of the end of each calendar year, a Financial Covenants Compliance Certificate of the Issuer signed by any Authorised Signatory, without personal liability, certifying compliance with the financial covenants in this Condition 4(c) together with a breakdown of the relevant computations in reasonable detail to demonstrate such compliance.

(d)	Tag-along Rights

If prior to the occurrence of a Liquidity Event, an offer is made to all (or substantially all) VFSG Shareholders, or all (or substantially all) such Shareholders other than the offeror and/or any associate or associates of the offeror, to acquire all or substantially all of the issued equity share capital of VFSG, or if any person proposes a scheme with regard to such acquisition, the Issuer will procure VFSG to give notice of such offer or scheme to the Bondholders at the same time as any notice thereof is sent to its Shareholders (or as soon as practicable thereafter) stating that details concerning such offer or scheme may be obtained from the specified office of the Registrar and the Principal Agent and provide the Registrar and the Principal Agent with such details and, where such an offer or scheme has been recommended by the board of directors of VFSG or where such an offer has become or been declared unconditional in all respects, the Issuer shall, or procure VFSG to, procure that a like offer or scheme is extended to the Bondholders on an as-exchanged basis calculated based on the Deed Poll Exchange Rate then in effect; provided that (i) such offer or scheme to each of the Bondholders shall become or be declared unconditional concurrently with the offer or scheme offered to the VFSG Shareholders and (ii) such offer to each of the Bondholders shall be on the same terms and conditions as each Shareholder (including the consideration received in exchange for the Bonds, calculated based on the Deed Poll Exchange Rate then in effect) and shall remain open to each Bondholder for at least [***] Business Days).

None of the Trustee [***] or any Agent shall be required to (A) monitor whether or not any offer has been made to all (or substantially all) VFSG Shareholders, or all (or substantially all) such Shareholders other than the offeror and/or any associate or associates of the offeror, to acquire all or substantially all of the issued equity share capital of VFSG or (B) take any action under or in respect of the Deed Poll or any rights or obligations of any Bondholder, VFSG or any other person thereunder or to make or verify any calculations or determinations in relation to any matter covered by the Deed Poll, and none of them shall be liable to any Bondholder, the Issuer, VFVN, VFSG, [***] or any other person for not doing so.

(e)	Deed Poll

The Issuer shall procure that VFSG performs VFSG’s obligations under the Deed Poll.

(f)	Notice of Liquidity Event

Upon the occurrence of a Liquidity Event, the Issuer shall promptly deliver to the Bondholders in accordance with Condition 16 (Notices) and to the Trustee and the Principal Agent in writing a Notice of Liquidity Event.

4A.	[***]

5.	INTEREST

Subject to the remainder of this Condition 5, the Bonds bear interest:

(a)

from and including the Closing Date to but excluding the earlier of (i) the second anniversary of the Closing Date, and (ii) the occurrence of a Qualifying Liquidity Event (the “Coupon Adjustment Date”), at the rate of 4.00 per cent. per annum of the principal amount of the Bonds; and

(b)	from and including the Coupon Adjustment Date, at the rate of 2.00 per cent. per annum of the principal amount of the Bonds.

Interest is payable semi-annually in arrear on 10 November and 10 May in each year (each an “Interest Payment Date”), commencing on 10 November 2022.

Each Bond will cease to bear interest:

(i)

subject to Condition 6(b)(iv) (Interest Accrual) where the Exchange Right attached to it shall have been exercised, from and including the Interest Payment Date last preceding its Exchange Date subject to exchange of the relevant Bond in accordance with the provisions of Condition 6(b) (Exchange Procedure); or

(ii)

from the due date for redemption thereof unless, upon due presentation thereof, payment of the full amount due is improperly withheld or refused or default is otherwise made in respect of any such payment. In such event, interest will continue to accrue at the rate aforesaid (after as well as before any judgment) until whichever is the earlier of (A) the day on which all sums due in respect of such Bond up to that day are received by or on behalf of the relevant holder, and (B) the day seven days after the Trustee or the Principal Agent has notified Bondholders of receipt of all sums due in respect of all the Bonds up to that [***] day (except to the extent that there is failure in the subsequent payment to the relevant holders under these Conditions).

If the Exchange Period Commencement Date occurs on a day which is not an Interest Payment Date, the Bonds shall not bear interest in respect of the period from and including the Interest Payment Date immediately preceding the Exchange Period Commencement Date to and including the Exchange Period Commencement Date.

Interest will be calculated on the basis of a [***]-day year of twelve [***]-day months, and in the case of an incomplete month, the actual number of days elapsed. Interest payable under this Condition 5 will be paid in accordance with Condition 7(a) (Method of Payment).

Save as provided in Condition 6(a)(iv) (Revival and/or survival after Default), no payment or adjustment will be made on exchange for any interest accrued on exchanged Bonds since the Interest Payment Date last preceding the relevant Exchange Date.

“Interest Period” means the payment period beginning on (and including) the Closing Date and ending on (but excluding) the first Interest Payment Date, and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date.

6.	EXCHANGE

(a)	Exchange Right

(i)	Exchange Period:

Bondholders have the right at any time during the Exchange Period referred to below to exchange their Bonds for a pro rata share of the Exchange Property as at the Exchange Date.

Upon exercise of Exchange Rights, the Issuer shall deliver or procure the delivery of the relevant Exchange Property as provided in this Condition 6.

(ii)	Exercise of Exchange Rights:

The right of a Bondholder to exchange any Bond for a pro rata share of the Exchange Property as at the Exchange Date is called the “Exchange Right”. Subject to and upon compliance with the provisions of this Condition 6, the Exchange Right attaching to any Bond may be exercised, at the option of the holder thereof, at any time (subject to any applicable fiscal or other laws or regulations as hereinafter provided) on or after the Deed Poll Exchange Settlement Deadline in respect of the Bond so exchanged up to the close of business (at the place where the Certificate evidencing such Bond is deposited for exchange) on the [***] Business Day prior to the Maturity Date (both days inclusive) (but, except as provided in Condition 6(a)(iv) (Revival and/or survival after Default), in no event thereafter) or, if such Bond shall have been called for redemption by the Issuer before the Maturity Date, then up to the close of business (at the place aforesaid) on the date no later than [***] business days (at the place aforesaid) prior to the date fixed for redemption thereof or if notice requiring redemption has been given by the holder of such Bond pursuant to Condition 8(f) (Redemption at the Option of the Bondholders—Change of Control) or Condition 8(h) (Redemption at the Option of the Bondholders—QLE Failure Put Option) then up to the close of business (at the place aforesaid) on the Business Day prior to the giving of such notice (the “Exchange Period”). If the final date on which the Exchange Right may be exercised is not a business day at the place aforesaid, then the period for the exercise of the Exchange Right by Bondholders shall end on the immediately preceding business day at the place aforesaid.

Upon the exchange of a Bond for Exchange Property, the right of the exchanging Bondholder to repayment of any amount of principal or premium (if any) of the Bond to be exchanged shall be extinguished and released, and in consideration and in exchange thereof the Issuer shall deliver or procure the delivery of the relevant pro rata share of the Exchange Property as provided in this Condition 6. If more than one Bond held by the same holder is exchanged at any one time by the same holder, the Exchange Property to be delivered upon such exchange will be calculated on the basis of the aggregate principal amount of the Bonds to be exchanged.

Each Exchange Agent shall be entitled to assume, without investigation or verification, that each exchanging Bondholder has (A) complied with all the conditions required for it to exercise its Exchange Right and (B) paid to the relevant authorities all taxes and capital, stamp, issue, documentary, registration, and similar taxes or duties or transfer costs (if any) which it is required to pay in accordance with these Conditions.

(iii)	Fractions of Shares:

Fractions of a [***] or any other property comprised in the Exchange Property which is not divisible will not be delivered on exchange and no cash adjustments will be made in respect thereof and any such fractions will be rounded down to the nearest whole multiple of a [***] or unit of any such other property. However, if the Exchange Right in respect of more than one Bond is exercised at any one time such that Exchange Property to be delivered on exchange are to be registered in the same name, the number of such [***] or other property comprised in the Exchange Property to be delivered in respect thereof shall be calculated on the basis of the aggregate principal amount of such Bonds being so exchanged and rounded down to the nearest whole number of such [***] or other property comprised in the Exchange Property.

(iv)	Revival and/or survival after Default:

Notwithstanding the provisions of Condition 6(a)(i) (Exchange Period), if (A) the Issuer shall default in making payment in full in respect of any Bond which shall have been called or surrendered for redemption on the date fixed for redemption thereof, (B) any Bond has become due and payable prior to the Maturity Date by reason of the occurrence of any of the events under Condition 10 (Events of Default), or (C) any Bond is not redeemed on the Maturity Date in accordance with Condition 8(a) (Maturity), the Exchange Right attaching to such Bond will revive and/or will continue to be exercisable up to, and including, the close of business (at the place where the Certificate evidencing such Bond is deposited for exchange) on the date upon which the full amount of the moneys payable in respect of such Bond has been duly received by the Principal Agent or the Trustee and notice of such receipt has been duly given to the Bondholders and, notwithstanding the provisions of Condition 6(a)(i) (Exchange Period), any Bond in respect of which the Certificate and Exchange Notice are deposited for exchange prior to such date shall be exchanged on the relevant Exchange Date (as defined below) notwithstanding that the full amount of the moneys payable in respect of such Bond shall have been received by the Principal Agent or the Trustee before such Exchange Date or that the Exchange Period may have expired before such Exchange Date.

(b)	Exchange Procedure

(i)	Exchange Notice:

To exercise the Exchange Right attaching to any Bond, the holder thereof must, at his own expense, complete, execute and deposit during normal business hours (being between 9:00 a.m. and 3:00 p.m. (local time) on any business day (being a day other than a Saturday or Sunday or a public holiday on which banks are open for business in the city in which the specified office of the Exchange Agent is located) during the Exchange Period, a notice of exchange (an “Exchange Notice”) in the form (for the time being current) obtainable from the specified office of any Exchange Agent, together with the Certificate evidencing such Bond (and any certificates and other documents as may be required by applicable law) and any amount to be paid by the Bondholder pursuant to this Condition 6(b). An Exchange Notice once delivered shall be irrevocable.

The Exchange Date in respect of a Bond (the “Exchange Date”) will be the business day in the location of the specified office of the relevant Exchange Agent immediately following the date of the surrender of the Certificate in respect of such Bond (and any other documents as may be required by applicable law), due delivery of the relevant Exchange Notice and, if applicable, the making of any payment to be made and the giving of any indemnity and/or security to be given under these Conditions in connection with the exercise of such Exchange Right.

(ii)	Taxes and Stamp Duty etc.:

A Bondholder delivering a Certificate in respect of a Bond for exchange must pay any taxes and capital, stamp, issue and registration duties arising on exchange (other than any taxes or capital or stamp duties, or brokerage and other fees payable in Vietnam in respect of the delivery or transfer of the Exchange Property on-exchange or off-exchange, as the case may be, which shall be paid by the Issuer) (such amounts payable by the Issuer being “Issuer Taxes” and such amounts payable by the Bondholder being “Bondholder Taxes”) (the Issuer Taxes and the Bondholder Taxes being collectively “Exchange Taxes”) and such Bondholder must pay all, if any, taxes and duties arising by reference to any disposal or deemed disposal of a Bond in connection with such exchange, in each case directly to the relevant tax or other authority. The Issuer will pay all other expenses arising on the delivery or transfer of the Exchange Property on exchange of Bonds. None of the Trustee, [***] or any Agent is under any obligation to determine whether the Issuer or a Bondholder is liable to pay any Exchange Taxes or any expenses as mentioned in the immediately preceding sentence, the amounts payable (if any) in connection with this Condition 6(b)(ii) and whether any Exchange Taxes or any expenses as mentioned in the immediately preceding sentence have been paid or the sufficiency thereof. The Issuer and/or the Bondholder, as applicable, shall make payment of any such amounts directly to the relevant authorities. None of the Trustee, [***] or any Agent is under any obligation to make or process or assist with any payments related to the exercise of any Exchange Right or the delivery or transfer of any Exchange Property or the exchange of any Bonds as contemplated in this Condition 6(b)(ii), and in the event that a Bondholder exercises its Exchange Right and Exchange Property is delivered to or as directed by such exchanging Bondholder, any payment due from the Issuer to such Bondholder under this Condition 6(b)(ii) or otherwise in respect of the Bonds shall be made directly by the Issuer to such Bondholder.

The exchanging Bondholder and the Issuer shall provide mutual assistance in completing and preparing any necessary application, certification or documentation required to obtain relevant double taxation treaty exemption where applicable. The exchanging Bondholder is responsible for providing the Issuer with all the necessary documents as required by the Tax Authority and authorises the Issuer, on behalf of such Bondholder, to submit the tax treaty exemption notification dossier to the Tax Authority. In addition, upon request of the Issuer, the exchanging Bondholder shall claim for the overseas tax credit paid by the Issuer against its corporate tax liability in the country where such Bondholder is a tax resident. The Issuer shall provide the exchanging Bondholder with the certification of the relevant income taxes paid by the Issuer in Vietnam. The exchanging Bondholder acknowledges that should such Bondholder successfully claim for any overseas tax credits, the Issuer shall have a right to claim against the exchanging Bondholder for the same amount. The exchanging Bondholder shall provide evidence of the overseas tax credits it has successfully claimed to the Issuer.

(iii)	Exchange Procedures and Corporate and Regulatory Approvals:

The Issuer shall take all necessary action to procure:

(A)

the transfer of VFVN Shares and/or other [***] to exchanging Bondholders in accordance with prevailing regulations relevant to the transfer of the VFVN Shares and/or other [***] to exchanging Bondholders; and

(B)

that such documents of title and evidence of ownership of any other Exchange Property to be delivered on exercise of Exchange Rights shall be despatched and any payment of any part of the Exchange Property comprising cash to be delivered on exercise of Exchange Rights (converted if necessary into USD at the Prevailing Rate on the relevant Exchange Date) in accordance with directions given by the relevant Bondholder in the Exchange Notice, in each case, as soon as reasonably practicable (such date, the “Settlement Date”).

Upon exercise of an Exchange Right, a Bondholder exchanging Bonds shall be required to represent and agree in the Exchange Notice that, at the time of signing and delivery of the Exchange Notice, it, or the person who has the beneficial interest in such Bonds, is (I) acquiring the Exchange Property (initially comprising the VFVN Shares) to be delivered upon exchange of such Bonds in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Rule 903 or Rule 904 of Regulation S, (II) located outside the United States and is not a U.S. person (within the meaning of Regulation S), and (III) understands that the Exchange Property to be delivered upon exchange of such Bonds has not been and will not be registered under the Securities Act and agrees that (x) if it, or such person, should offer, sell, pledge or otherwise transfer such Exchange Property, it, or such person, will do so only in compliance with the Securities Act and other applicable laws and only in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S, and in accordance with any applicable securities law of any State of the United States, and (y) it and such person may not, subject to restrictions under U.S. securities laws, deposit or cause to be deposited any of such Exchange Property in the form of VFVN Shares in any unrestricted depositary receipt facility for the VFVN Shares which is existing or may be created in the United States. No Exchange Property will be delivered to a Bondholder or to a beneficial interest therein unless such Bondholder satisfies the foregoing conditions. If such Bondholder is unable or otherwise fails to satisfy the foregoing conditions, such Bondholder may transfer its Exchange Property or beneficial interest therein subject to compliance with the transfer restrictions set forth herein and in the Agency Agreement.

The relevant Bondholder (or the person designated in the relevant Exchange Notice) will be treated as the owner of the pro rata share of the Exchange Property deliverable upon exchange with effect from the Exchange Date and, in respect of such pro rata share of the Exchange Property, will be entitled to all rights, distributions or payments in respect of such pro rata share of the Exchange Property from the Exchange Date except voting rights.

Accordingly, relevant adjustments to the Exchange Property shall be made in accordance with Condition 6(c) (The Exchange Property and Adjustments to the Exchange Property), as the case may be, such that further [***] or other property or assets (including cash) received pursuant to such adjustment shall be added to the Exchange Property (the “Additional Exchange Property”. All Exchange Property deliverable upon exchange (including the Additional Exchange Property) shall be deliverable by the Issuer only on the Settlement Date.

Exchange Property delivered or to be delivered upon exercise of Exchange Rights shall rank for and be entitled to all dividends, interest and other income, payments and distributions and rights thereon or in respect thereof declared, paid, made or granted by reference to a record date or other due date for the establishment of entitlement falling on or after the relevant Exchange Date.

If the record date or other due date for the establishment of the relevant entitlement for the payment of any dividend, interest or other income, payment or distribution or rights on or in respect of such Exchange Property falls on or after the Exchange Date but before the relevant Settlement Date (or any other date from which the relevant Bondholder is treated as the owner of, or entitled to all rights and entitlement to, such Exchange Property) with the effect that the relevant Bondholder is not entitled to such dividend, interest or other income, payment or distribution of rights, the Issuer will:

(1)

(in the case of dividends, interest or other income or distributions or rights to be paid in cash) pay, or procure the payment to, the exchanging Bondholder (or the person designated in the relevant Exchange Notice) in lieu of such dividend, interest or other income or distribution or rights, an amount equal to the amount actually received, with respect thereto, converted if necessary into USD at the Prevailing Rate (the “Equivalent Amount”). The Issuer will pay the Equivalent Amount, or procure that it is paid, to the relevant Bondholder (or the person designated in the relevant Exchange Notice) by whichever is the later of [***] Business Days after payment is made of the dividend, interest or other income, payment or distribution or rights and the relevant Settlement Date; and

(2)

(in the case of dividends, or other income or distributions or rights satisfied or made otherwise than in cash) deliver, or procure the delivery of, the same to the relevant Bondholder (or the person designated in the relevant Exchange Notice) as soon as practicable by whichever is the later of [***] Business Days after the receipt by the Issuer of such dividend or other income or distribution or rights and the relevant Settlement Date.

(iv)	Interest Accrual:

If any notice requiring the redemption of any Bonds is given pursuant to Condition 8(c) (Redemption for Taxation Reasons) or Condition 8(e) (Redemption at the Option of the Issuer) during the period beginning on the [***] day prior to a record date which has occurred since the last Interest Payment Date (or in the case of the first Interest Period, since the Closing Date) in respect of any dividend or distribution payable in respect of the VFVN Shares and ending on the Interest Payment Date next following such record date, where such notice specifies a date for redemption falling on or prior to the date which is [***] days after the Interest Payment Date next following such record date, interest shall (subject as hereinafter provided) accrue on Bonds in respect of which Exchange Rights shall have been exercised and in respect of which the Exchange Date falls after such record date and on or prior to the Interest Payment Date next following such record date in each case from and including the preceding Interest Payment Date to, but excluding such Exchange Date (or, if the relevant Exchange Date falls on or before the first Interest Payment Date, from, and including, the Closing Date to, but excluding, the relevant Exchange Date); provided that no such interest shall accrue on any Bond in the event that the VFVN Shares delivered on exchange thereof shall carry an entitlement to receive such dividend or distribution or in the event the Bond carries an entitlement to receive an Equivalent Amount. Any such interest shall be paid not later than [***] days after the relevant Exchange Date by transfer to the registered account of the Bondholder (as set out in Condition 7(b) (Registered Account)).

(c)	The Exchange Property and Adjustments to the Exchange Property

(i)	Exchange Property

The “Exchange Property” shall initially comprise 88,281,375 VFVN Shares representing 1.72 per cent. of the charter capital of VFVN on a fully converted and fully diluted basis (assuming the VND6 trillion dividend preferred shares in the capital of VFVN have not been converted) (the “Initial Exchange Property”), and shall include all [***] and other property arising out of or derived or resulting therefrom and such other property, in each case as may be deemed or required to comprise all or part of the Exchange Property pursuant to these Conditions, but excluding any such property as may or may be deemed to have ceased to form part of the Exchange Property.

Upon the exercise of Exchange Rights, Bondholders will initially be entitled to receive 168,155.00 VFVN Shares representing 0.003273 per cent. of the charter capital of VFVN for each U.S.$1,000,000 principal amount of Bonds (subject to adjustment pursuant to these Conditions).

All Exchange Property delivered upon exercise of Exchange Rights shall be delivered with full title guarantee and free from any Encumbrances.

VFVN Shares forming part of the Exchange Property to be delivered on exercise of the Exchange Rights will be fully paid and will rank pari passu with all fully paid VFVN Shares of the same class in issue on the relevant Exchange Date.

(ii)	Adjustments to the Exchange Property

If at any time or from time to time, prior to exchange of a Bond (A) any Dividends, income, other benefits or rights are derived from the Exchange Property, (B) any Exchange Property is sub-divided or consolidated, re-classified or re-denominated or in any other manner has its par value changed, or (C) further [***], or options, warrants or rights to subscribe or purchase further [***] (or any of them) or other Securities, are offered by way of rights to holders of [***] (or any of them) or other Securities comprising Exchange Property, then, and in each such case, the size, nature and/or composition of the Exchange Property in effect immediately prior to such event shall be adjusted accordingly (and any other appropriate actions shall be taken by the Issuer) so as to preserve the economic equivalent of the pro rata share of Exchange Property which a Bondholder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such Bond been exchanged immediately prior to the occurrence of such event and the Exchange Property received upon such exchange had existed as part of the Exchange Property with respect to which such event applied.

(iii)	Issuer Determination

If the Issuer determines that an adjustment should be made pursuant to Condition 6(c)(ii) (Adjustments to the Exchange Property) above, the Issuer shall, in good faith and in a commercially reasonable manner, determine as soon as practicable what adjustment (if any) to the Exchange Property is fair and reasonable to take account thereof and the date on which such adjustment should take effect, provided that where the events or circumstances giving rise to any adjustment pursuant to Condition 6(c)(ii) (Adjustments to the Exchange Property) above have already resulted or will result in an adjustment to the Exchange Property or where the circumstances giving rise to any adjustment arise by virtue of events or circumstances which have already given rise or will give rise to an adjustment to the Exchange Property, such modification (if any) shall be made to the operation of the provisions of Condition 6(c)(ii) (Adjustments to the Exchange Property), as the case be, as may be in the Issuer’s opinion, appropriate to give the intended result.

None of the Trustee[***] or any Agent shall be under any duty to monitor whether any event or circumstance has happened or exists which may require or may lead to an adjustment to be made to the Exchange Property or be under any obligation to make or perform or assist in the making or performance of any calculation or determination (or verify any calculation or determination) in connection with the Exchange Property or any adjustment thereto and none of them will be responsible or liable to the Bondholders, the Issuer, VFVN, VFSG, [***] or any other person for any loss arising from any failure by it to do so.

None of the Trustee, [***] or any Agent shall be under any duty or obligation to (and will not be responsible or liable to any Bondholder, the Issuer, VFVN, VFSG [***] or any other person for not so doing) perform, verify any calculation or determination in connection with any amount payable under this Condition 6 or in connection with the Exchange Property, any Additional Exchange Property, any Equivalent Amount, any Cash Alternative Amount or any other amount with respect to any exercise of the Exchange Right and none of them shall be responsible for delivery of any Exchange Property or Additional Exchange Property or for payment of any Equivalent Amount, Cash Alternative Amount or any other amount with respect to or consequent upon any exercise of the Exchange Right.

7.	PAYMENTS

(a)	Method of Payment

Payment of principal and interest and any other amount due will be made in USD by transfer to the registered account of the Bondholder. In the case of principal, such payments will only be made after surrender of the relevant Certificate at the specified office of the Paying Agent.

Interest on the Bonds due on an Interest Payment Date will be paid on the due date for the payment of interest to the holder shown on the Register at the close of business on the [***] day before the due date for the payment of interest (the “Interest Record Date”). Payments of interest on each Bond will be made by transfer to the registered account of the Bondholder.

So long as the Global Certificate is held on behalf of Euroclear Bank SA/NV or Clearstream Banking S.A. or any other clearing system, each payment in respect of the Global Certificate will be made to the person shown as the holder of the Bonds in the Register at the close of business of the relevant clearing system on the Clearing System Business Day before the due date for such payments, where “Clearing System Business Day” means a weekday (Monday to Friday, inclusive) except 25 December and 1 January.

References in these Conditions, the Trust Deed and the Agency Agreement to principal in respect of any Bond shall, where the context so permits, be deemed to include a reference to any premium payable thereon.

(b)	Registered Account

For the purposes of these Conditions, a Bondholder’s registered account means the USD account maintained by or on behalf of it with a bank, details of which appear on the Register at the close of business on the [***] Business Day before the due date for payment, and a Bondholder’s registered address means its address appearing on the Register at that time.

(c)	Fiscal Laws

All payments are subject in all cases to (i) any applicable fiscal or other laws and regulations, but without prejudice to the provisions of Condition 9 (Taxation) and (ii) any withholding or deduction required pursuant to an agreement described in Section 1471(b) of the Code, or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations, rules or agreements thereunder, any official interpretations thereof or (without prejudice to Condition 9 (Taxation)) any law implementing an intergovernmental approach thereto, and any amended or successor versions of the foregoing. No commissions or expenses shall be charged to the Bondholders in respect of such payments.

(d)	Payment Initiation

Where payment is to be made by transfer to a registered account, payment instructions (for value on the due date or, if that is not a Business Day, for value on the first following day which is a Business Day) will be initiated on the due date for payment (or, if it is not a Business Day, the immediately following Business Day) or, in the case of a payment of principal, if later, on the Business Day on which the relevant Certificate is surrendered at the specified office of the Paying Agent.

(e)	Delay in Payment

Bondholders will not be entitled to any interest or other payment for any delay after the due date in receiving the amount due if the due date is not a Business Day or if the Bondholder is late in surrendering its Certificate (if required to do so).

(f)	Partial Payment

If an amount which is due on the Bonds is not paid in full, the Registrar will annotate the Register with a record of the amount (if any) in fact paid.

8.	REDEMPTION, PURCHASE AND CANCELLATION

(a)	Maturity

Unless previously redeemed, exchanged or purchased and cancelled as provided herein, the Issuer will redeem each Bond at 100 per cent. of its principal amount together with accrued but unpaid interest thereon on the fifth anniversary of the Closing Date (the “Maturity Date”). The Issuer may not redeem the Bonds at its option prior to that date except as provided in Condition 8(c) (Redemption for Taxation Reasons) or Condition 8(e) (Redemption at the Option of the Issuer).

(b)	Bondholder’s Tax Option

If the Issuer gives a Tax Redemption Notice pursuant to Condition 8(c) (Redemption for Taxation Reasons), each Bondholder will have the right to elect that his Bond(s) shall not be redeemed and that the provisions of Condition 9 (Taxation) shall not apply in respect of any payments to be made in respect of such Bond(s) which falls due after the relevant Tax Redemption Date, whereupon no Additional Tax Amounts shall be payable in respect thereof pursuant to Condition 9 (Taxation) and payment of all amounts shall be made subject to the deduction or withholding of any Vietnamese taxation required to be withheld or deducted (a “Bondholder’s Tax Option”). To exercise its Bondholder’s Tax Option, the relevant Bondholder must deposit during normal business hours (being between 9:00 a.m. and 3:00 p.m. (local time) on any business day) a duly completed and signed notice of exercise in the form, for the time being current, obtainable from the specified office of any Paying Agent (a “Bondholder’s Exercise Notice”) on or before the day falling [***] days prior to the Tax Redemption Date at the specified office of any Paying Agent. A Bondholder’s Exercise Notice, once delivered, shall be irrevocable and may not be withdrawn without the Issuer’s consent.

(c)	Redemption for Taxation Reasons

The Issuer may at its option, redeem the Bonds in whole, but not in part, at any time on or after the Exchange Period Commencement Date, on giving not less than [***] nor more than [***] days’ notice (a “Tax Redemption Notice”) to the Bondholders in accordance with Condition 16 (Notices) (which notice shall be irrevocable) and to the Trustee and the Principal Agent in writing at 100 per cent. of their principal amount on the Redemption Date specified in such notice (the “Tax Redemption Date”) together with accrued but unpaid interest to but excluding the Tax Redemption Date (the “Tax Redemption Amount”), if the Issuer satisfies the Trustee immediately prior to the giving of such notice that (i) the Issuer has or will become obliged to pay Additional Tax Amounts as provided or referred to in Condition 9 (Taxation) as a result of any change in, or amendment to, the laws or regulations of Vietnam or any political subdivision or any authority thereof or therein having power to tax, or any change in the general application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the Closing Date and (ii) such obligation cannot be avoided by the Issuer taking reasonable measures available to it, provided that no Tax Redemption Notice shall be given earlier than [***] days prior to the earliest date on which the Issuer would be obliged to pay such Additional Tax Amounts were a payment in respect of the Bonds then due.

Prior to the publication of any Tax Redemption Notice pursuant to this Condition 8(c), the Issuer shall deliver to the Trustee (A) a certificate in English signed by two Directors of the Issuer stating that the obligation referred to in paragraph (i) above of this Condition 8(c) cannot be avoided by the Issuer taking reasonable measures available to it, and (B) an opinion of independent legal or tax advisors of recognised international standing and acceptable to the Trustee to the effect that such change or amendment has occurred and that the Issuer has been or will be obliged to pay such Additional Tax Amounts as a result thereof (irrespective of whether such amendment or change is then effective).

The Trustee shall be entitled (but not obliged) to accept (without further investigation or enquiry and without any liability to any person for doing so) such certificate and opinion as sufficient evidence of the matters set out in (A) and (B) above of this Condition 8(c), in which event the same shall be conclusive and binding on the Bondholders.

If the Bondholder does not exercise its Bondholder’s Tax Option as set out in Condition 8(b) (Bondholder’s Tax Option), the Issuer will be bound to redeem the Bonds at the Tax Redemption Amount on the Tax Redemption Date.

(d)	Redemption at the Option of the Issuer – Bondholder Change of Control

If a Bondholder Change of Control in respect of a Bondholder occurs prior to the occurrence of a Liquidity Event:

(i)	such Bondholder shall promptly notify the Issuer in writing of such Bondholder Change of Control, together with reasonable details describing the reason for such Bondholder Change of Control; and

(ii)

on giving not less than [***] Business Days’ notice to such Bondholder (which notice will be irrevocable) and to the Trustee and the Principal Agent in writing, the Issuer may redeem all but not some only of the Bonds held by such Bondholder at 100 per cent. of their principal amount on the relevant Redemption Date together with accrued and unpaid interest to but excluding such date.

None of the Trustee, [***] or any Agent shall be required to monitor or to take any steps to ascertain whether (A) a Bondholder Change of Control in respect of any Bondholder or any event which could lead to the occurrence of a Bondholder Change of Control in respect of any Bondholder has occurred or may occur or (B) any Bondholder in respect of which a Bondholder Change of Control has occurred fails to notify the Issuer of the occurrence of such Bondholder Change of Control or fails to provide the Issuer with reasonable details describing the reason for any Bondholder Change of Control which has occurred in respect of such Bondholder, and none of them shall be responsible or liable to the Bondholders, the Issuer, VFVN, VFSG, [***] or any other person for any loss arising from any failure by it to do so.

(e)	Redemption at the Option of the Issuer

On giving not less than [***] nor more than [***] days’ notice to the Bondholders in accordance with Condition 16 (Notices) (which notice will be irrevocable) and to the Trustee and the Principal Agent in writing, the Issuer may at any time on or after the Exchange Period Commencement Date:

(i)

redeem all but not some only of the Bonds for the time being outstanding at 100 per cent. of their principal amount as at the relevant Redemption Date together with interest accrued but unpaid to such date, if, but only if, a Qualifying Liquidity Event has occurred and the [***] of VFSG Shares on each Trading Day during any [***] consecutive Trading Day period that commences on or after the Exchange Period Commencement Date and the last day of which occurs not more than [***] Business Days prior to the date upon which notice of such redemption is published, exceeds 200 per cent. of the Deed Poll Adjusted Exchange Price; or

(ii)

redeem all but not some only of the Bonds for the time being outstanding at 100 per cent. of their principal amount on the relevant Redemption Date together with accrued and unpaid interest to but excluding such date, if, but only if, prior to the date upon which notice of such redemption is published, at least 90 per cent. in principal amount of the Bonds originally issued (which, for this purpose, shall be the aggregate of the principal amount of the Bonds and the principal amount of any further bonds issued pursuant to Condition 15 (Further Issues)) has already been exchanged, redeemed or purchased and cancelled.

For the avoidance of doubt, upon a notice of redemption by the Issuer pursuant to this Condition 8(e), a Bondholder may exercise its Exchange Right at any time prior to the date that is [***] Business Days prior to the relevant Redemption Date.

(f)	Redemption at the Option of the Bondholders – Change of Control

If a Change of Control occurs, a Bondholder may at any time during the CoC Put Exercise Period exercise its option for the Issuer to redeem, at the sole option of the Bondholder, all or some only of the Bonds held by such Bondholder by no later than the Put Payment Date:

(i)	if the Change of Control occurs prior to the occurrence of a Liquidity Event or on or prior to the last day of the QLE Put Exercise Period, at the [***] or

(ii)

if the Change of Control occurs after the last day of the QLE Put Exercise Period, at 100 per cent. of their principal amount together with accrued but unpaid interest to but excluding the Put Payment Date.

To exercise such right, the relevant Bondholder must deposit during normal business hours (being between 9:00 a.m. and 3:00 p.m. (local time)) on any business day (at the place of the specified office of the relevant Paying Agent) during the CoC Put Exercise Period, at the specified office of any Paying Agent a duly completed and signed notice of redemption, in the form, for the time being current, obtainable from the specified office of any Paying Agent (a “CoC Put Redemption Notice”), together with the Certificate evidencing the Bonds to be redeemed at any time in the relevant CoC Put Exercise Period. A CoC Put Redemption Notice, once delivered, shall be irrevocable and may not be withdrawn without the Issuer’s consent and the Issuer shall redeem the Bonds that are the subject of the CoC Put Redemption Notice as aforesaid on the Put Payment Date. For the avoidance of doubt: (A) such put option may not be exercised at any time after the last day of the relevant CoC Put Exercise Period and (B) provided that if the CoC Put Redemption Notice is delivered by way of email, a pdf scanned copy of the definitive Certificates evidencing the Bonds to be redeemed shall be sufficient for the purposes of determining whether such put option is exercised during the relevant CoC Put Exercise Period, with the original definitive Certificates evidencing the Bonds to be redeemed to be delivered to the specified office of any Paying Agent by tracked courier mail.

The Issuer shall give notice to the Bondholders in accordance with Condition 16 (Notices) and to the Trustee and the Principal Agent in writing as soon as practicable once it becomes aware of the occurrence of a Change of Control (and in any event by no later than (A) 10 Business Days (in the case where the Change of Control occurs prior to the occurrence of a Liquidity Event or on or prior to the last day of the QLE Put Exercise Period) or (B) [***] days (in the case where the Change of Control occurs after the last day of the QLE Put Exercise Period)), following the first day on which it becomes aware of the occurrence of a Change of Control, which notice shall specify the procedure for exercise by holders of their rights to require redemption of the Bonds pursuant to this Condition 8(f) (Redemption at the Option of the Bondholders – Change of Control) and shall give brief details of the Change of Control.

None of the Trustee, [***] or any of the Agents shall be required to monitor or to take any steps to ascertain whether any Change of Control or Liquidity Event or any event which could lead to the occurrence of a Change of Control or Liquidity Event has occurred or may occur or whether the QLE Put Exercise Period has commenced or when the last day of the QLE Put Exercise Period shall occur, and none of them shall be responsible or liable to the Bondholders, the Issuer, VFVN, VFSG [***] or any other person for any loss arising from any failure by it to do so.

(g)	Redemption at the Option of the Bondholders – QLE Put Option

(i)

If a Qualifying Liquidity Event has occurred on or prior to 25 September 2023, a Bondholder may at any time during the QLE Put Exercise Period exercise its option for the Issuer to redeem, at the sole option of the Bondholder, all or some only of the Bonds held by such Bondholder at the [***] by no later than the Put Payment Date. The Issuer shall, as soon as reasonably practicable after it has determined the Put Payment Date, notify such Bondholder of the Put Payment Date and the [***] in respect of such redemption. To exercise such right, the holder of the relevant Bond must complete, sign and deposit during normal business hours (being between 9:00 a.m. and 3:00 p.m. (local time)) on any business day (at the place of the specified office of the relevant Paying Agent) during the QLE Put Exercise Period, at the specified office of any Paying Agent a duly completed and signed put notice (a “QLE Put Exercise Notice”) in the form, for the time being current, obtainable from the specified office of any Paying Agent, together with the Certificate evidencing the Bonds to be redeemed.

(ii)

A QLE Put Exercise Notice, once delivered, shall be irrevocable (and may not be withdrawn unless the Issuer consents to such withdrawal in writing) and the Issuer will be bound to redeem the Bonds the subject of QLE Put Exercise Notices delivered as aforesaid in accordance with this Condition 8(g) by no later than the Put Payment Date. For the avoidance of doubt, (A) such put option may not be exercised at any time after the end of the QLE Put Exercise Period and (B) provided that if the QLE Put Exercise Notice is delivered by way of email, a pdf scanned copy of the definitive Certificates evidencing the Bonds to be redeemed shall be sufficient for the purposes of determining whether such put option is exercised during the relevant QLE Put Exercise Period, with the original definitive Certificates evidencing the Bonds to be redeemed to be delivered to the specified office of any Paying Agent by tracked courier mail.

None of the Trustee [***] or any of the Agents shall be required to monitor or to take any steps to ascertain whether a Qualifying Liquidity Event has or has not occurred or may occur or whether the QLE Put Exercise Period has commenced or when the last day of the QLE Put Exercise Period shall occur, and none of them shall be responsible or liable to the Bondholders, the Issuer, VFVN, VFSG [***] or any other person for any loss arising from any failure by it to do so.

(h)	Redemption at the Option of the Bondholders – QLE Failure Put Option

(i)

If a Qualifying Liquidity Event has not occurred on or before 25 September 2023, a Bondholder may at any time during the QLE Failure Put Exercise Period exercise its option for the Issuer to redeem, at the sole option of the Bondholder, all or some only of the Bonds held by such Bondholder at a redemption price equal to the amount which if received by the Bondholder would allow it to achieve the [***] in respect of such Bonds from the Closing Date up to but excluding the Put Payment Date by no later than the Put Payment Date. The Issuer shall, as soon as reasonably practicable after it has determined the Put Payment Date, notify such Bondholder of the Put Payment Date in respect of such redemption. To exercise such right, the holder of the relevant Bonds must complete, sign and deposit at the specified office of any Paying Agent during normal business hours (being between 9:00 a.m. and 3:00 p.m. (local time)) on any business day (at the place of the specified office of the relevant Paying Agent) during the QLE Failure Put Exercise Period, a duly completed and signed put notice (a “QLE Failure Put Exercise Notice”) in the form obtainable from the specified office of any Paying Agent, together with the Certificate evidencing the Bonds to be redeemed.

(ii)

A QLE Failure Put Exercise Notice, once delivered, shall be irrevocable (and may not be withdrawn unless the Issuer consents to such withdrawal in writing) and the Issuer will be bound to redeem the Bonds the subject of QLE Failure Put Exercise Notices delivered as aforesaid in accordance with this Condition 8(h) on the Put Payment Date. For the avoidance of doubt: (A) such put option may not be exercised at any time after the end of the QLE Failure Put Exercise Period and (B) provided that if the QLE Failure Put Exercise Notice is delivered by way of email, a pdf scanned copy of the definitive Certificates evidencing the Bonds to be redeemed shall be sufficient for the purposes of determining whether such put option is exercised during the relevant QLE Failure Put Exercise Period, with the original definitive Certificates evidencing the Bonds to be redeemed to be delivered to the specified office of any Paying Agent by tracked courier mail.

None of the Trustee, [***] or any of the Agents shall be required to monitor or to take any steps to ascertain whether a Qualifying Liquidity Event has or has not occurred or may occur or whether the QLE Failure Put Exercise Period has commenced or when the last day of the QLE Failure Put Exercise Period shall occur, and none of them shall be responsible or liable to the Bondholders, the Issuer, VFVN, VFSG, [***] or any other person for any loss arising from any failure by it to do so.

(i)	Redemption for Relevant Event

Following the occurrence of any of the following (each, a “Relevant Event”):

(i)

Delisting: (A) the delisting of the Issuer from the HSX or, if the shares of the Issuer are not at that time listed and traded on the HSX, the principal stock exchange or securities market on which such shares are then listed or quoted or dealt in (unless such delisting occurs concurrently to a listing of the Issuer on another internationally recognised stock exchange or the Issuer remains listed on another internationally recognised stock exchange after the delisting), (B) after the occurrence of a Liquidity Event, the delisting of VFSG from the principal stock exchange or securities market on which such shares are then listed or quoted or dealt in (unless such delisting occurs concurrently to a listing of VFSG on another internationally recognised stock exchange or VFSG remains listed on another internationally recognised stock exchange after the delisting), or (C) [***] the delisting of Vincom Retail Joint Stock Company or Vinhomes Joint Stock Company from the HSX or, if the shares of Vincom Retail Joint Stock Company or Vinhomes Joint Stock Company (as the case may be) are not at that time listed and traded on the HSX, the principal stock exchange or securities market on which such shares are then listed or quoted or dealt in, unless within [***] days after such delisting, such delisted shares are (x) re-listed on the HSX or on another internationally recognised stock exchange or remain listed on another internationally recognised stock exchange after the delisting or (y) [***];

(ii)	[***]

(iii)

Illegality: it is or will become unlawful for the Issuer to perform or comply with any one or more of its obligations under the Bonds, the Trust Deed, any [***] or it is or will become unlawful for VFSG to perform or comply with any one or more of its obligations under the Deed Poll;

(iv)

Authorisations and Consents: any action, condition or thing (including the obtaining or effecting of any necessary consent, approval, authorisation, exemption, filing, licence, order, recording or registration) at any time required to be taken, fulfilled or done in order (A) to enable the Issuer to lawfully to enter into, exercise its rights and perform and comply with its obligations under the Bonds, the Trust Deed, any [***] or VFSG to lawfully to enter into, exercise its rights and perform and comply with its obligations under the Deed Poll, (B) to ensure that those obligations are legally binding and enforceable and (C) to make the Bonds, the Trust Deed, any [***] and the Deed Poll admissible in evidence in the courts of Singapore is not taken, fulfilled or done; or

(v)

Nationalisation etc: any step is taken by any person with a view to the seizure, compulsory acquisition, expropriation or nationalisation of all or a material part of the assets of the Issuer, VFSG or any of their respective Principal Subsidiaries, or the Issuer, VFSG or any of their respective Principal Subsidiaries is prevented from exercising normal control over all or a material part of its property, assets and turnover, each Bondholder will have the right to require the Issuer to redeem all or some only of such holder’s Bonds on the Relevant Event Payment Date at the Relevant Amount.

To exercise such right, the relevant Bondholder must deposit at the specified office of any Paying Agent during normal business hours (being between 9:00 a.m. and 3:00 p.m. (local time)) on any business day (at the place of the specified office of the relevant Paying Agent) following the occurrence of a Relevant Event which is continuing, a duly completed and signed notice of redemption, in the form, for the time being current, obtainable from the specified office of any Paying Agent (a “Relevant Event Redemption Notice”), together with the Certificate evidencing the Bonds to be redeemed. The “Relevant Event Payment Date” shall be the [***] Business Day after the Relevant Event Redemption Notice is delivered. A Relevant Event Redemption Notice, once delivered, shall be irrevocable and may not be withdrawn without the Issuer’s consent and the Issuer shall redeem the Bonds the subject of the Relevant Event Redemption Notice as aforesaid on the Relevant Event Payment Date.

The Issuer shall give notice to the Bondholders in accordance with Condition 16 (Notices) and to the Trustee and the Principal Agent in writing as soon as practicable once it becomes aware of the occurrence of a Relevant Event (and in any event by no later than 10 days following the first day on which it becomes aware of the occurrence of such Relevant Event), which notice shall specify the procedure for exercise by holders of their rights to require redemption of the Bonds pursuant to this Condition 8(i).

None of the Trustee [***] or any of the Agents shall be required to monitor or to take any steps to ascertain whether a Relevant Event or any event which could lead to the occurrence of a Relevant Event has occurred or may occur and none of them shall be responsible or liable to the Bondholders, the Issuer, VFVN, VFSG, [***] or any other person for any loss arising from any failure by it to do so.

(j)	Purchase

The Issuer, VFSG or any of their respective Subsidiaries may at any time and from time to time purchase Bonds at any price in the open market or otherwise. The Bonds so purchased, while held by or on behalf of the Issuer, VFSG and/or any of their respective Subsidiaries shall be deemed to not be outstanding for the purposes specified in paragraphs (i) to (iii) of the definition of “outstanding” (as defined in the Trust Deed).

(k)	Cancellation

All Bonds which are redeemed, exchanged or purchased by the Issuer or any of its Subsidiaries (other than, for the avoidance of doubt, any transfers to VFSG pursuant to the Deed Poll) will forthwith be cancelled. Certificates in respect of all Bonds cancelled will be forwarded to or to the order of the Registrar and such Bonds may not be reissued or resold.

(l)	Redemption Notices

All notices to Bondholders given by or on behalf of the Issuer pursuant to this Condition 8 will specify (i) the Exchange Period, (ii) the pro rata share of the Exchange Property attributable to each U.S.$1,000,000 in principal amount of Bonds as at the date of the notice, (iii) the date for redemption, (iv) the manner in which redemption will be effected and (v) the aggregate principal amount of the Bonds outstanding as at the latest practicable date prior to the publication of the notice.

None of the Trustee [***] or any of the Agents shall be responsible for determining or verifying whether a Bond is to be redeemed, or is to be accepted for redemption under this Condition 8 or for determining or verifying whether any exercise by a Bondholder of its Bondholder’s Tax Option is valid or accepted by the Issuer and none of them will be responsible or liable to Bondholders, the Issuer, VFVN, VFSG [***] or any other person for any loss or liability arising from any failure by it to do so. None of the Trustee, [***] or any of the Agents shall be under any duty to determine, calculate or verify any amount payable on redemption of any Bond or Bonds under these Conditions, and none of them will be responsible or liable to any Bondholder, the Issuer, VFVN, VFSG [***] or any other person for any loss or liability arising from any failure by any of them to do so.

9.	TAXATION

All payments made by or on behalf of the Issuer under or in respect of the Bonds, the Trust Deed or the Agency Agreement will be made free from any restriction or condition and be made without deduction or withholding for or on account of any present or future Taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Vietnam or any authority thereof or therein having power to tax or otherwise governing Tax matters, unless deduction or withholding of such Taxes, duties, assessments or governmental charges is compelled by law. In such event, the Issuer will pay such additional amounts (the “Additional Tax Amounts”) as will result in the receipt by the Bondholders of the amounts which would otherwise have been receivable by them had no such deduction or withholding been required; provided that no such additional amount shall be payable in respect of any Bond:

(a)

to a holder (or to a third party on behalf of a holder) who is subject to such Taxes, duties, assessments or governmental charges in respect of such Bond by reason of such holder or such third party having some connection with Vietnam other than any connection arising solely from the acquisition, ownership or holding the Bond, or the receipt or enforcement of amounts in respect of the Bond, or otherwise with respect to the Bond, this Agreement, the Trust Deed or the Agency Agreement; or

(b)

(in the case of a payment of principal) if the Certificate in respect of such Bond is surrendered more than [***] days after the Relevant Date except to the extent that the holder would have been entitled to such Additional Tax Amounts on surrendering the relevant Certificate for payment on the last day of such period of [***] days.

For the purposes of these Conditions, “Relevant Date” means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received by the Trustee or the Principal Agent on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Bondholders and payment made.

References in these Conditions to principal and premium (if any) shall be deemed also to refer to any additional amounts which may be payable under this Condition 9 or any undertaking or covenant given in addition thereto or in substitution therefor pursuant to the Trust Deed.

The Trust Deed provides for these provisions to be amended or supplemented in circumstances where the Issuer becomes subject to the taxing jurisdiction of a territory or a taxing territory of or in that territory with power to tax other than or in addition to Vietnam.

10.	EVENTS OF DEFAULT

The Trustee may, and, if so requested in writing by the holders of not less than 25 per cent. in aggregate principal amount of the Bonds then outstanding or if so directed by an Extraordinary Resolution shall (subject to it being indemnified and/or secured and/or pre-funded to its satisfaction), give notice to the Issuer that the Bonds are, and they shall accordingly thereby become, immediately due and repayable for an amount equal to the Relevant Amount if:

(a)	Non-Payment:

A default is made in the payment of any principal, interest or any other amounts due in respect of the Bonds (other than any Cash Alternative Amount) which is not remedied within [***] Business Days.

(b)	Failure to deliver VFSG Shares or the Cash Alternative Amount:

Any non-delivery of VFSG Shares or non-payment of the Cash Alternative Amount as and when the VFSG Shares or the Cash Alternative Amount, as the case may be, are required to be delivered or paid following exchange of the Bonds under the Deed Poll and such non-delivery or non-payment, as the case may be, continues for more than [***] Trading Days.

(c)	Insolvency:

(i)

The Issuer or any of the Principal Subsidiaries (A) is (or is, or could be, deemed by law or a court to be) insolvent or bankrupt or unable to pay its debts, (B) stops, suspends or threatens to stop or suspend payment of all or a material part of (or of a particular type of) its debts, (C) proposes or makes any agreement for the deferral, rescheduling or other readjustment of all of (or all of a particular type of) its debts (or of any part which it will or might otherwise be unable to pay when due), (D) proposes or makes a general assignment or an arrangement or composition with or for the benefit of the relevant creditors in respect of any of such debts or a moratorium is agreed or declared in respect of or affecting all or any part of (or of a particular type of) the debts of the Issuer or any of the Principal Subsidiaries; or

(ii)

an administrator or liquidator or other similar officer in respect of the Issuer or any of the Principal Subsidiaries or the whole or any material part of the assets and turnover of the Issuer or any of the Principal Subsidiaries is appointed (or application for any such appointment is made), provided that, in the case of (i)(C) and (i)(D) above of this Condition 10(c), any action or arrangement by the Issuer (not forming part of, or proposed or effected at the same time as or in conjunction with any action, event or arrangement referred to in this Condition 10(c) in relation to any other debts or obligations of the Issuer or any of the Principal Subsidiaries) to (A) propose or effect changes to these Conditions and/or (B) repurchase or exchange the Bonds for any other securities, shall not be deemed to be an event occurring under this Condition 10(c);

(d)	Cross-Acceleration:

The occurrence or existence of:

(i)

any present or future indebtedness (whether actual or contingent) of the Issuer or any of the Principal Subsidiaries for or in respect of moneys borrowed or raised becoming or being declared due and payable prior to its stated maturity by reason of any actual or potential default, event of default or the like (howsoever described); or

(ii)

any guarantees which are then outstanding and in effect (including indemnity in the nature of a guarantee) granted by the Issuer or any of the Principal Subsidiaries in respect of outstanding indebtedness (whether actual or contingent) of another person becoming or being declared due and payable by reason of any actual or potential default, event of default or the like (howsoever described), provided that the aggregate amount of the relevant indebtedness, guarantees and indemnities in respect of which one or more of the events mentioned above in this Condition 10(d) have occurred equals or exceeds [***] or its equivalent in any other currency (as determined on the basis of the middle spot rate for the relevant currency against USD on the relevant date as quoted by any leading bank selected by the Issuer) on the day on which such indebtedness becomes due and payable or is not paid or any such amount becomes due and payable or is not paid under any such guarantee or indemnity.

(e)	[***]

(f)	Breach of Other Obligations:

The Issuer does not perform or comply with one or more of its other obligations in the Bonds, the Trust Deed, [***] other than any obligation, the breach of which is addressed by a different paragraph of this Condition 10) which default is in the opinion of the Trustee incapable of remedy or, if capable of remedy in the opinion of the Trustee, is not remedied within [***] days of the earlier of (i) written notice of such default shall have been given to the Issuer by the Trustee and (ii) the Issuer becoming aware of the failure to comply (meaning the actual knowledge of the Issuer’s the Chief Investment Officer or Deputy Chief Investment Officer).

Unless and until the Issuer notifies the Trustee that the Issuer has become aware of a failure to comply for the purpose of paragraph (ii) above, the Trustee may assume conclusively and without liability to any person that the Issuer is not aware of any such failure.

(g)	Enforcement Proceedings:

A distress, attachment, execution, seizure before judgment or other legal process is levied, enforced or sued out on or against any material part of the property, assets or turnover of the Issuer or any of the Principal Subsidiaries and is not discharged or stayed within [***] days.

(h)	Security Enforced:

An encumbrancer takes possession or an administrative or other receiver or an administrator or other similar officer is appointed of the whole or a material part of the property, assets or turnover of the Issuer or any of the Principal Subsidiaries (as the case may be) and is not discharged within [***] days.

(i)	Winding-up:

An order is made or an effective resolution passed for the winding-up or dissolution or administration of the Issuer or any of the Principal Subsidiaries (except for a members’ voluntary solvent winding up of a Principal Subsidiary), or the Issuer or any of the Principal Subsidiaries ceases or threatens to cease to carry on all or a material part of its business or operations, except for the purpose of and followed by a reconstruction, amalgamation, reorganisation, merger or consolidation on terms approved by an Extraordinary Resolution of the Bondholders, or (ii) in the case of a Principal Subsidiary, whereby the undertaking and assets of such Principal Subsidiary are transferred to or otherwise vested in another of the Principal Subsidiaries.

(j)	Enforceability [***]:

(i) Any of the Bonds, the Trust Deed, any [***] ceases to be in full force and effect, legal, valid, binding or enforceable, (ii) [***]

(k)	Analogous Events:

Any event occurs which under the laws of any relevant jurisdiction has an analogous effect to any of the events referred to in any of Conditions 10(a) (Non-Payment) to 10(j) [***].

None of the Trustee, [***] and the Agents shall be required to take any steps to ascertain whether an Event of Default or Potential Event of Default or any event which could lead to the occurrence of an Event of Default or a Potential Event of Default has occurred or may occur, and each of them shall be entitled to assume that no such event has occurred unless they have received written notice to the contrary from the Issuer or the Trustee has been so notified in writing by holders of not less than 25 per cent. in aggregate principal amount of the Bonds then outstanding or so directed by an Extraordinary Resolution.

11.	PRESCRIPTION

Claims in respect of amounts due in respect of the Bonds will become prescribed unless made within ten years (in the case of principal) and five years (in the case of interest) from the Relevant Date in respect thereof.

12.	ENFORCEMENT

At any time after the Bonds have become due and repayable, the Trustee may, at its sole discretion and without further notice, take such proceedings against the Issuer as it may think fit to enforce the provisions of the Trust Deed, but it will not be bound to take any such proceedings unless (a) it shall have been so requested in writing by the holders of not less than 25 per cent. in aggregate principal amount of the Bonds then outstanding or shall have been so directed by an Extraordinary Resolution of the Bondholders and (b) it shall have been indemnified and/or secured and/or pre-funded to its satisfaction. No Bondholder will be entitled to proceed directly against the Issuer unless the Trustee, having become bound to do so, fails to do so within a reasonable period and such failure shall be continuing.

13.	MEETINGS OF BONDHOLDERS, MODIFICATION, WAIVER AND SUBSTITUTION

(a)	Meetings

The Trust Deed contains provisions for convening meetings (including by way of teleconference or videoconference call) of Bondholders to consider any matter affecting their interests, including without limitation the sanctioning by Ordinary Resolution or Extraordinary Resolution of a modification of the Bonds or the provisions of the Trust Deed or any other Transaction Document. The quorum for any such meeting for:

(i)

passing an Ordinary Resolution will be two or more persons holding or representing over 50 per cent. in aggregate principal amount of the Bonds for the time being outstanding or, at any adjourned such meeting, two or more persons being or representing Bondholders whatever the aggregate principal amount of the Bonds so held or represented; or

(ii)

passing an Extraordinary Resolution will be two or more persons holding or representing over 50 per cent. in aggregate principal amount of the Bonds for the time being outstanding or, at any adjourned such meeting, two or more persons being or representing Bondholders whatever the aggregate principal amount of the Bonds so held or represented unless the business of such meeting includes consideration of proposals, amongst other things, to modify the provisions concerning the quorum required at any meeting of the Bondholders or the majority required to pass an Extraordinary Resolution, in which case the necessary quorum for passing an Extraordinary Resolution will be two or more persons holding or representing not less than 66 per cent., or at any adjourned such meeting not less than 33 per cent., in aggregate principal amount of the Bonds for the time being outstanding.

An Ordinary Resolution or Extraordinary Resolution passed at any meeting of Bondholders will be binding on all Bondholders, whether or not they are present at the meeting.

The Trust Deed provides that (A) a written resolution signed by or on behalf of the holders of not less than 90 per cent. of the aggregate principal amount of Bonds outstanding, and (B) and Extraordinary Resolution passed at a meeting held by way of a teleconference or videoconference call shall each be as valid and effective as a duly passed Extraordinary Resolution.

(b)	Modification and Waiver

The Trustee may (but is not obliged to) agree, without the consent of the Bondholders, to (i) any modification (except as mentioned in Condition 13(a) (Meetings) above) to, or the waiver or authorisation of any breach or proposed breach of, the Bonds, the Agency Agreement or the Trust Deed which is not, in the opinion of the Trustee, materially prejudicial to the interests of the Bondholders or (ii) any modification to the Bonds or the Trust Deed which, in the Trustee’s opinion, is of a formal, minor or technical nature or to correct a manifest error or to comply with any mandatory provisions of applicable law. Any such modification, waiver or authorisation will be binding on the Bondholders and, unless the Trustee agrees otherwise, any such modifications will be notified by the Issuer to the Bondholders as soon as practicable thereafter.

(c)	Substitution

The Trust Deed contains provisions permitting (but not obliging) the Trustee to agree, subject to such amendment of the Trust Deed and satisfaction of such other conditions as the Trustee in its absolute discretion may require, but without the consent of the Bondholders, to the substitution of certain other entities in place of the Issuer, or of any previous substituted company, as principal debtor under the Trust Deed, the Bonds and as a party to the Agency Agreement.

(d)	Interests of Bondholders

In connection with the exercise of its functions (including but not limited to those in relation to any proposed modification, authorisation, waiver or substitution) the Trustee shall have regard to the interests of the Bondholders as a class and shall not have regard to the consequences of such exercise for individual Bondholders, and no Bondholder shall be entitled to claim from the Issuer or the Trustee any indemnification or payment in respect of any tax consequences of any such exercise upon individual Bondholders except to the extent provided for in Condition 9 (Taxation) and/or any undertakings given in addition thereto or in substitution therefor pursuant to the Trust Deed and these Conditions.

(e)	Certificates/Reports/etc.

Any certificate, confirmation or report of any expert or other person called for by or provided to the Trustee conclusively and without liability to Bondholders, the Issuer, VFVN, VFSG [***] or any other person (whether or not addressed to the Trustee) in accordance with or for the purposes of these Conditions, the Trust Deed, the Agency Agreement or any other Transaction Document may be relied upon by the Trustee as sufficient evidence of the facts therein (and shall, in absence of manifest error, be conclusive and binding on all parties) notwithstanding that such certificate, confirmation or report and/or engagement letter or other document entered into by the Trustee, the Issuer, VFSG [***] and/or any other person in connection therewith contains a monetary or other limit on the liability of the relevant expert or person in respect thereof. The Trustee shall not be responsible or liable to any person for any loss occasioned by acting or not acting on any such certificate, confirmation or report.

In the event of the passing of an Extraordinary Resolution in accordance with Condition 13(a) (Meetings), a modification, waiver or authorisation in accordance with Condition 13(b) (Modification and Waiver) or a substitution in accordance with Condition 13(c) (Substitution), the Issuer will notify the Bondholders in accordance with Condition 16 (Notices).

14.	REPLACEMENT OF CERTIFICATES

If any Certificate is mutilated, defaced, destroyed, stolen or lost, it may be replaced at the specified office of the Registrar or any Transfer Agent upon payment by the claimant of such costs as may be incurred in connection therewith and on such terms as to evidence and indemnity and/or security and/or pre-funding as the Issuer, the Registrar and/or such Transfer Agent may require.

Mutilated or defaced Certificates must be surrendered before replacements will be issued.

15.	FURTHER ISSUES

The Issuer may from time to time, without the consent of the Bondholders, create and issue further bonds forming the same series of the Bonds, provided that:

(a)	[***]

(b)	the total amount of the Bonds shall in no event exceed U.S.$1,000,000,000; and

(c)

the further bonds have the same terms and conditions as the Bonds in all respects (save for the date of issue and except for the first payment of interest on them), such that such further issue shall be consolidated and form a single series with the Bonds.

Such further bonds shall be constituted by a deed supplemental to the Trust Deed.

16.	NOTICES

All notices will be validly given to Bondholders if emailed to them at their respective email addresses in the register of Bondholders maintained by the Registrar, mailed to them at their respective addresses in the register of Bondholders maintained by the Registrar or if published in a leading newspaper having general circulation in Asia (which is expected to be the Wall Street Journal Asia). Any such notice shall be deemed to have been given on the later of the date of such publication, the [***] day after being so mailed or the day after being so emailed, as the case may be.

In respect of any Bonds represented by the Global Certificate, for so long as such Global Certificate is held on behalf of Euroclear or Clearstream or any Alternative Clearing System (as defined in the Global Certificate), notices to Bondholders shall be given by delivery of the relevant notice to Euroclear or Clearstream or the Alternative Clearing System, for communication by it to entitled accountholders in substitution for notification as required by the Conditions, and such notice shall be deemed to be received by the Bondholders on the date of delivery of such notice to Euroclear or Clearstream or the Alternative Clearing System.

17.	AGENTS

(a)	The Agents

The names of the initial Agents and their specified offices are set out below. The Issuer reserves the right, subject to the prior written approval of the Trustee, at any time to vary or terminate the appointment of any Agent and to appoint additional or other Agents provided that there will at all times be (i) a Principal Agent and (ii) a Registrar which will maintain the register of Bondholders outside the United Kingdom. Notice of any such termination or appointment, of any changes in the specified offices of any Agent and of any change in the identity of the Registrar or the Principal Agent will be given promptly by the Issuer to the Bondholders in accordance with Condition 16 (Notices) and in any event not less than [***] days’ notice will be given.

(b)	Agents of the Issuer

In acting under the Agency Agreement and in connection with the Bonds, the Agents shall act solely as agents of the Issuer and shall not assume any obligations towards or relationship of agency or trust for, any of the Bondholders.

18.	INDEMNIFICATION

The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including provisions relieving it from taking any steps and/or instituting proceedings to accelerate the Bonds and/or to enforce repayment unless first indemnified and/or secured and/or pre-funded to its satisfaction. [***]

Whenever the Trustee [***] is required or entitled by the terms of the Trust Deed, the Agency Agreement, [***], [***], any other Transaction Document or these Conditions to exercise any discretion or power, take any action, make any decision or give any direction, each of the Trustee [***] is entitled, prior to exercising any such discretion or power, taking any such action, making any such decision or giving any such direction, to seek directions from the Bondholders by way of Extraordinary Resolution, and neither the Trustee [***] shall be responsible or liable for any loss or liability incurred by the Issuer, VFVN, VFSG [***], the Bondholders or any other person as a result of any delay in it exercising such discretion or power, taking such action, making such decision or giving such direction as a result of seeking such direction from the Bondholders or in the event that no direction is given to the Trustee [***] by the Bondholders.

None of the Trustee [***] or any of the Agents shall be responsible or liable for the performance by the Issuer, VFVN, VFSG [***] and any other person appointed by the Issuer [***] in relation to the Bonds and/or the Exchange Property [***] of the duties and obligations on their part expressed in respect of the same and, unless it has written notice from the Issuer to the contrary, the Trustee and each Agent shall be entitled to assume that the same are being duly performed. None of the Trustee [***] any Agent shall be liable to any Bondholder, the Issuer, VFVN, VFSG [***] or any other person for any action taken by the Trustee [***] or such Agent in accordance with the instructions of the Bondholders. Each of the Trustee [***] shall be entitled to rely on any direction, request or resolution of Bondholders given by Bondholders holding the requisite principal amount of Bonds outstanding or passed at a meeting of Bondholders convened and held in accordance with the Trust Deed.

Each Bondholder shall be solely responsible for making and continuing to make its own independent appraisal and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Issuer, VFVN, VFSG and any [***], and the Trustee shall not at any time have any responsibility or liability for the same and each Bondholder shall not rely on the Trustee in respect thereof.

Each of the Trustee [***] may rely conclusively and without liability to Bondholders, the Issuer, VFVN, VFSG [***] or any other person on any opinion or advice of any legal advisers, accountants, financial advisers, financial institution or any other expert or professional adviser, whether or not obtained by or addressed to it and whether their liability in relation thereto is limited (by its terms or by any engagement letter relating thereto entered into by the Trustee, [***] or any other person or in any other manner) by reference to a monetary cap, methodology or otherwise. Each of the Trustee and [***] may accept and shall be entitled to rely on any such opinion or advice and, in such event, such opinion or advice shall be binding on the Issuer, VFVN, VFSG [***] and the Bondholders.

19.	NO RESTRICTIONS ON BUSINESS TRANSACTIONS

Each of the Trustee, [***] and each Agent and each of their respective related companies and affiliates are entitled to enter into business transactions with the Issuer, VFVN, VFSG, [***] and any affiliate of or any entity related (directly or indirectly) to the Issuer, VFVN, VFSG [***] without accounting for any profit resulting therefrom.

20.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

No person shall have any right to enforce any term or condition of the Bonds or any provision of the Trust Deed under the Contracts (Rights of Third Parties) Act 2001 of Singapore.

20A.	ADJUSTMENT OF CLOSING DATE

If the Closing Date is adjusted in accordance with the Subscription Agreements:

(a)	the Interest Payment Dates in Condition 5 (Interest); and

(b)

the reference to the date that is “25 September 2023” set out in Condition 4A(b)(ii)(A) and (B) ([***]), Condition 8(g)(ii) (Redemption at the Option of the Bondholders – QLE Put Option) and Condition 8(h)(i) (Redemption at the Option of the Bondholders – QLE Failure Put Option),

shall be adjusted accordingly by the same number of days as the adjustment to the Closing Date (as notified in writing by the Issuer to the Agents, the Registrar and the Trustee).

21.	GOVERNING LAW AND ARBITRATION

(a)	Governing Law

The Bonds, the Trust Deed, [***] and the Agency Agreement are governed by, and shall be construed in accordance with, the laws of Singapore. [***]

(b)	Arbitration

(i)

The arbitration agreement set out in this Condition 21 is governed by the laws of Singapore. Any dispute, controversy or claim arising out of, in connection with or relating to the Bonds and the other Transaction Documents [***] including any question regarding its existence, validity, breach or termination, or any dispute regarding non-contractual obligations arising out of, in connection with or relating to the Bonds and the other Transaction Documents [***] (“Dispute”), shall be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre (“SIAC”) in accordance with the Arbitration Rules of the SIAC for the time being in force (the “Rules”), which rules are deemed incorporated by reference in this Condition 21.

(ii)

The Rules are incorporated by reference into these Conditions and capitalised terms used in this Condition 21 which are not otherwise defined in the Bonds or the other Transaction Documents [***] have the meaning given to them in the Rules.

(iii)

The tribunal shall consist of three arbitrators, two of whom shall be nominated by the respective parties in accordance with the rules of the SIAC for the time being in force and the third, who shall be the Chairman of the tribunal, shall be nominated by the two nominated arbitrators within [***] days of the last of their appointments.

(iv)	The seat, or legal place of arbitration, shall be Singapore.

(v)

The language used in the arbitral proceedings shall be English. All documents submitted in connection with the proceedings shall be in the English language, or, if in another language, accompanied by a certified English translation.

22.	DEFINITIONS

For the purposes of these Conditions:

[***]

“Additional Exchange Property” has the meaning given to it in Condition 6(b)(iii) (Exchange Procedures and Corporate and Regulatory Approvals).

“Additional Tax Amounts” has the meaning given to it in Condition 9 (Taxation).

“Affiliate” means, in respect of any Person, any other Person who, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person and, in respect of any Person that is ultimately Controlled by an individual, shall include all Affiliates of that individual; provided that none of the Issuer or its Subsidiaries shall be an Affiliate of any Bondholder, and:

(i)	[***]

(ii)	[***]

(iii)	[***]

“Agency Agreement” means the paying and exchange agency agreement dated 29 April 2022 between the Issuer, the Trustee, the Principal Agent, the Exchange Agent, the Registrar and the Transfer Agent relating to the Bonds, as amended and supplemented by a supplemental agency agreement dated 4 June 2022 and as further amended and/or supplemented from time to time.

“AS” means Asian Star Trading & Investment Pte. Ltd., a company incorporated in Singapore with registered number 200602323N and having its registered office at 120 Lower Delta Road #02-05 Cendex Centre Singapore (169208).

“Bondholder” and in relation to a Bond, “holder”, means the person in whose name a Bond is registered (or in the case of a joint holding, the first named thereof).

“Bondholder Change of Control” means when one or more persons who, alone or acting in concert, Control the Bondholder (the “Existing Bondholder Controller”) cease to directly or indirectly Control such Bondholder or the Bondholder consolidates with or merges into or sells or transfers all or substantially all of the Bondholder’s assets to any other person or persons, acting together, except where such person(s) is Controlled by the Existing Bondholder Controller; provided that in no event shall any such change that results from a Financing Enforcement or a [***] constitute a “Bondholder Change of Control” for any purpose under these Conditions.

“Bondholder Taxes” has the meaning given to it in Condition 6(b)(ii) (Taxes and Stamp Duty etc.).

“Bondholder’s Exercise Notice” has the meaning given to it in Condition 8(b) (Bondholder’s Tax Option).

“Bondholder’s Tax Option” has the meaning given to it in Condition 8(b) (Bondholder’s Tax Option).

“Business Day” means a day other than a Saturday or Sunday on which commercial banks are open for business in New York City, Singapore, Hong Kong, Ho Chi Minh City and London.

[***]

“Certificate” has the meaning given to it in Condition 2(a) (Form and Denomination).

“Change of Control” means an event that occurs when the Controlling Shareholders, taken together cease to own (directly or indirectly) a majority ownership of VFSG on a fully diluted basis or cease to control more than 50 per cent. of the voting right of VFSG (including rights conferred to the Controlling Shareholders under any power of attorneys).

“Clearing System Business Day” has the meaning given to it in Condition 7(a) (Method of Payment).

“Clearstream” means Clearstream Banking S.A.

“Closed Period” has the meaning given to it in Condition 3(f) (Closed Periods)

“Closing Date” means 10 May 2022, or such later date as notified by the Issuer in writing to the Agents, the Registrar and the Trustee (such Closing Date as adjusted in accordance with the Subscription Agreements).

“CoC Put Exercise Period” means:

(i)

if a Change of Control occurs prior to the occurrence of a Liquidity Event or on or prior to the last day of the QLE Put Exercise Period, the period from and including the date immediately following the Bondholder’s receipt (determined in accordance with Condition 16 (Notices)) of the notice of Change of Control provided by the Issuer pursuant to Condition 8(f) (Redemption at the Option of the Bondholders – Change of Control) to and including the date falling [***] Business Days after such date; and

(ii)

if a Change of Control occurs after the last day of the QLE Put Exercise Period, the period starting the [***] day after and ending on the [***] day after the Bondholder’s receipt of the notice of Change of Control provided by the Issuer pursuant to Condition 8(f) (Redemption at the Option of the Bondholders – Change of Control).

“CoC Put Redemption Notice” has the meaning given to it in Condition 8(f) (Redemption at the Option of the Bondholders – Change of Control).

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

[***]

[***]

“Consolidated Net Total Borrowings” means, at any time, the aggregate of:

(i)	Consolidated Total Borrowings, less

(ii)

cash, cash equivalents, bonds (which are corporate bonds issued by Vietnamese corporates or financial institutions held as financial investments which can be liquidated without penalties) and any other short term bank deposits, long term bank deposits that can be unwound without penalties that are more onerous than those incurred on the cancellation of short term bank deposits or certificates of deposit as set out in the most recent consolidated financial statements of the Issuer prepared in accordance with VAS, (but excluding any deposit taken into account in paragraph (C)(i) of the definition of Consolidated Total Borrowings).

“Consolidated Total Borrowings” means, at any time, the aggregate outstanding amount of the following liabilities calculated at the nominal, principal or other amount at which the \liabilities would be carried in a consolidated balance sheet of the Issuer drawn up at that time (or in the case of any guarantee, indemnity or similar assurance referred to in paragraph (x) below of this definition, the maximum liability under the relevant instrument):

(i)	any moneys borrowed;

(ii)	any amount raised by any acceptance under any acceptance credit facility or dematerialised equivalent;

(iii)	any amount raised by any issue of bonds, notes, debentures, loan stock or other similar instruments;

(iv)

any amount raised by the issue of redeemable preference shares which are compulsorily redeemable (other than at the option of the issuer) before the Maturity Date or otherwise classified as borrowings under GAAP);

(v)	the amount of any liability in respect of any lease or hire purchase agreement to the extent required to be treated as a finance or capital lease in accordance with GAAP;

(vi)	any moneys owing in connection with the sale or discounting of receivables (except to the extent that there is no recourse);

(vii)

any amount of any liability under an advance or deferred purchase agreement arranged primarily as a method of raising finance or of financing the acquisition of an asset (other than in respect of loan agreements entered with prospective retail purchasers which will be converted to sale and purchase agreements prior to completion in the ordinary course of business) and payment is due more than [***] days after the date of supply;

(viii)	any indebtedness arising in connection with any other transaction (including any forward sale or purchase agreement) which is classified as borrowings under GAAP;

(ix)

any counter-indemnity obligation in respect of any guarantee, indemnity, bond, letter of credit or any other instrument issued by a bank or financial institution (but does not include any counter-indemnity obligation incurred by any member of the Group in respect of any guarantee, indemnity, bond, letter of credit or any other instrument issued by a bank or financial institution as required under Article 56 of Law on Real Estate Business No. 66/2014/QH13 dated 25 November 2014 (or similar types of guarantees required by law)); and

(x)

without double-counting, the amount of any liability in respect of any guarantee, indemnity or similar assurance against financial loss given by a member of the Group in respect of any liabilities of any person of a type referred to in paragraphs (i) to (ix) above of this definition (but does not include any liability incurred by any member of the Group in respect of any guarantee, indemnity or similar assurance against financial loss of any person as required under Article 56 of Law on Real Estate Business No. 66/2014/QH13 dated 25 November 2014 (or similar types of guarantees required by law)), except that the following liabilities shall be excluded from Consolidated Total Borrowings:

(A)	any Financial Indebtedness owed by the Issuer, or VFVN or VFSG (or any of its respective Subsidiaries) to any member of the Group;

(B)	any liability under any derivative transaction, which is for a non-speculative purpose protecting against fluctuations in any rate or price; and

(C)	any moneys borrowed by a Subsidiary from a bank or other person that are either:

(1)	secured by a pledge of deposits (of approximately equal value) made by another Subsidiary to such bank or person as security for moneys borrowed; or

(2)	supported by a countervailing loan (of approximately equal value) made by another Subsidiary to such bank or person on substantially similar commercial terms as such moneys borrowed,

such that, in each case (1) and (2), the net exposure of the Group is minimal.

“Control” of a person (including its correlative meanings, “Controlled by”, “Controlling” and “under common Control with”) means (a) direct or indirect ownership of 50 per cent. or more of the voting rights attributable to the shares of such person (being a corporation), (b) the right or power to appoint or cause the appointment of 50 per cent. or more of the members of or otherwise control the votes at, the board of directors (or similar governing body) of that other person or (c) the right or power to direct the management of or cause the direction of the management or policies of that other person, and for the avoidance of doubt, a general partner is deemed to Control a limited partnership and, solely for the purposes of this Agreement (unless otherwise expressly stated), an investment fund managed or advised exclusively by a person and/or its Affiliates shall also be deemed to be Controlled by such person and/or such Affiliates.

“Controlling Shareholders” means the Issuer and the Founder (directly and indirectly through his ownership and/or Control of VIG and AS).

“Coupon Adjustment Date” has the meaning given to it in Condition 5(a) (Interest).

“Debt Service” means in respect of the Group, for each Measurement Period, the aggregate of all principal payments or payments by way of interest, fees, costs and expenses falling due during that Measurement Period under or in connection with any indebtedness of a type described under the definition of Consolidated Total Borrowings incurred by any member of the Group.

“Debt Service Coverage Ratio” means in respect of the Group, for each Measurement Period, the ratio of:

(i)

the consolidated cash, cash equivalent balance and any short term bank deposits, long term bank deposits that can be unwound without penalties that are more onerous than those incurred on the cancellation of short term bank deposits and certificates of deposit at the start of the applicable Measurement Period (excluding any deposit taken into account in paragraph (C) of the definition of Consolidated Total Borrowings) plus the net increase/(decrease) in cash, cash equivalents and any short term bank deposits and certificates of deposit (as reported in the consolidated cash flow statement of the Issuer) during the applicable Measurement Period plus Debt Service (to the extent it has been paid) during the Measurement Period minus restricted cash at the end of the applicable Measurement Period which is not available to be applied towards Debt Service including but not limited to consolidated cash deposits already mortgaged as security for loans or deposited in blocked accounts as security for guarantee liabilities, to

(ii)	Debt Service for that Measurement Period.

For the avoidance of doubt, any Debt Service incurred in a Measurement Period which is repaid in such Measurement Period shall not be included for the purpose of this definition.

“Deed Poll” means the deed poll executed by VFSG dated 29 April 2022 in respect of the Bonds, as amended and/or supplemented from time to time.

“Deed Poll Adjusted Exchange Price” means, at any time, the quotient of (i) U.S.$1,000,000 of principal amount of Bonds and (ii) the Deed Poll Exchange Rate then in effect (being the Initial Exchange Rate (as defined in the Deed Poll), as adjusted in accordance with clause 3.3 (Adjustments to Exchange Rate—Pre-Liquidity Event) or clause 3.4 (Adjustments to Exchange Rate—Post-Liquidity Event) of the Deed Poll);

“Deed Poll Exchange Notice” means the “Exchange Notice” as defined in the Deed Poll.

“Deed Poll Exchange Rate” means the “Exchange Rate” as defined in the Deed Poll.

“Deed Poll Exchange Settlement Deadline” means the “Exchange Settlement Deadline” as defined in the Deed Poll.

“Dispute” has the meaning given to it in Condition 21(b) (Arbitration).

“Dividend” means:

(i)

any distribution of assets in specie charged or provided for in the accounts of a Relevant Company for any financial period (whenever paid or made and however described) (and for these purposes a distribution of assets in specie includes without limitation an issue of shares or other securities credited as fully or partly paid-up (other than [***] credited as fully paid) by way of capitalisation of reserves); and

(ii)	any cash dividend or distribution of any kind charged or provided for in the accounts of the Relevant Company for any financial period (whenever paid or made and however described).

[***]

“Encumbrance” means a mortgage, charge, assignment by way of security, pledge, lien or other encumbrance or security interest securing any obligation of any person.

“Equity” means, at any time, the total equity of the Group as set out in the most recent consolidated financial statements of the Issuer prepared in accordance with GAAP and delivered to the Bondholders pursuant to Condition 4(b)(i) (Provision of Information).

“Equivalent Amount” has the meaning given to it in Condition 6(b)(iii) (Exchange Procedures and Corporate and Regulatory Approvals).

“Euroclear” means Euroclear Bank SA/NV.

“Event of Default” means an event occurring under Condition 10 (Events of Default).

“Exchange Date” has the meaning given to it in Condition 6(b)(i) (Exchange Notice).

“Exchange Notice” has the meaning given to it in Condition 6(b)(i) (Exchange Notice).

“Exchange Period” has the meaning given to it in Condition 6(a)(ii) (Exercise of Exchange Rights).

“Exchange Period Commencement Date” means the final day of the Reference Price Observation Period.

“Exchange Property” has the meaning given to it in Condition 6(c)(i) (Exchange Property).

“Exchange Right” has the meaning given to it in Condition 6(a)(ii) (Exercise of Exchange Rights).

“Exchange Taxes” has the meaning given to it in Condition 6(b)(ii) (Taxes and Stamp Duty etc.).

“Extraordinary Resolution” means a resolution passed at a meeting of the Bondholders duly convened and held in accordance with the Trust Deed by a majority consisting of at least 75 per cent. of the votes cast in accordance with the requirements as applicable under the Trust Deed.

“Financial Covenants Compliance Certificate” means a certificate of the Issuer, substantially in the form set out in Schedule 5 (Form of Financial Covenants Compliance Certificate) of the Trust Deed.

“Financial Indebtedness” means at any time any indebtedness for or in respect of:

(i)	moneys borrowed;

(ii)	any amount raised by any acceptance under any acceptance credit facility or dematerialised equivalent;

(iii)	any issue of bonds, notes, debentures, loan stock or other similar instrument;

(iv)

any amount raised by the issue of redeemable preference shares which are compulsorily redeemable (other than at the option of the issuer) before the Maturity Date or otherwise classified as borrowings under GAAP;

(v)	the amount of any liability in respect of any lease or hire purchase agreement to the extent required to be treated as a finance or capital lease in accordance with GAAP;

(vi)	receivables sold or discounted (other than any receivables to the extent they are sold or discounted on a non-recourse basis);

(vii)

any amount of any liability under an advance or deferred purchase agreement for the supply of assets or services (other than in respect of loan agreements entered with prospective retail purchasers which will be converted to sale and purchase agreements prior to completion in the ordinary course of business) if the advance or deferred payment is arranged primarily as a method of raising finance or of financing the acquisition or construction of that asset or service and payment is due more than [***] days after the date of supply;

(viii)

any derivative transaction protecting against or benefiting from fluctuations in any rate or price (and, except for non-payment of an amount payable as a result of the termination or close-out of that derivative transaction, only the then mark-to-market value of the derivative transaction will be used to calculate its amount);

(ix)	any other transaction (including any forward sale or purchase agreement) which has the commercial effect of a borrowing and is classified as borrowings under GAAP;

(x)

any counter-indemnity obligation in respect of any guarantee, indemnity, bond, letter of credit or any other instrument issued by a bank or financial institution (but does not include any counter-indemnity obligation incurred by any member of the Group in respect of any guarantee, indemnity, bond, letter of credit or any other instrument issued by a bank or financial institution as required under Article 56 of Law on Real Estate Business No. 66/2014/QH13 dated 25 November 2014 (or similar types of guarantees required by law)); or

(xi)

the amount of any liability in respect of any guarantee, indemnity or similar assurance against financial loss of any person in respect of any item referred to in the above paragraphs (but does not include any counter-indemnity obligation incurred by any member of the Group in respect of any guarantee, indemnity, bond, letter of credit or any other instrument issued by a bank or financial institution as required under Article 56 of Law on Real Estate Business No. 66/2014/QH13 dated 25 November 2014 (or similar types of guarantees required by law)), other than any Trade Payables and provided that in calculating any thresholds or limits under these Conditions, Financial Indebtedness shall be calculated without double-counting, notwithstanding that any particular indebtedness may fall under more than one of paragraphs (i) to (xi) above of this definition.

“Fiscal Period” means a period commencing on 1 January and ending on the succeeding 31 December, provided that if the Issuer shall change its financial year so as to end on a date other than 31 December, the foregoing shall be amended as necessary.

“Founder” means Mr. Pham Nhat Vuong, Vietnamese citizen                .

“GAAP” means in the case of the Issuer and VFVN, the generally accepted accounting principles in Vietnam from time to time (or the VAS or International Financial Reporting Standards, if and when adopted and applied in Vietnam as the case may be).

“Global Certificate” means the Certificate evidencing all or part of the Bonds issued in the name of the common depositary for Euroclear and Clearstream or its nominee.

“Global Certificate Transition Period” has the meaning given to it in Condition 3(h)(ii) (Effect of delivery of Notice of Transition to Global Certificate).

“Governmental Authority” means: (a) any supranational, national, state, city, municipal, county or local government, governmental authority or political subdivision thereof, (b) any agency or instrumentality of any of the authorities referred to in clause (a) above, (c) any regulatory or administrative authority, body or other similar organisation, to the extent that the rules, regulations, standards, requirements, procedures or orders of such authority, body or other organisation have the force of Law, (d) any court or tribunal having jurisdiction or (e) the governing body of any stock exchange(s).

“Group” means the Issuer and its Subsidiaries and “member of the Group” shall be construed accordingly.

[***]

“HSX” means the Ho Chi Minh Stock Exchange.

“Inflow” means, in respect of any Bondholder, a positive cash flow actually received by such Bondholder on its Bonds (including, for the avoidance of doubt, any interest paid by the Issuer to such Bondholder under Condition 5 (Interest)), but for the avoidance of doubt shall not include any payment paid by the Issuer or VFSG under the relevant Subscription Agreement (including any Claim as defined therein).

“Initial Exchange Property” has the meaning given to it in Condition 6(c)(i) (Exchange Property).

[***]

“Interest” means any legal, beneficial or other proprietary interest of any kind whatsoever in or to any securities or any right to control the voting or other rights attributable to any securities, disregarding any conditions or restrictions to which the exercise of any right attributed to such interest may be subject.

“Interest Payment Date” has the meaning given to it in Condition 5 (Interest).

“Interest Period” has the meaning given to it in Condition 5 (Interest).

“Interest Record Date” has the meaning given to it in Condition 7(a) (Method of Payment).

[***]

“Issuer” means Vingroup Joint Stock Company.

[***]

[***]

“Issuer Taxes” has the meaning given to it in Condition 6(b)(ii) (Taxes and Stamp Duty etc.).

“Korean Person” has the meaning given to it Condition 3(c)(ii).

“Last Reported Sale Price” means:

(i)

in respect of VFSG Shares on any date, the closing sale price per VFSG Share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the VFSG Shares are traded, provided that if the VFSG Shares are not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the VFSG Shares in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organisation, and, if the VFSG Shares are not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices for the VFSG Shares on the relevant date from each of at least three independent investment banks of international repute; and

(ii)	[***]

provided that, in each case, the “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of regular trading session hours.

“Liquidity Event” means:

(i)	the completion of an initial public offering of VFSG on the NYSE or NASDAQ; or

(ii)

the completion of a merger, consolidation, amalgamation or reorganisation of VFSG with another entity listed on the NYSE or NASDAQ, the result of which VFSG or the entity into which VFSG was merged, consolidated, amalgamated or reorganised or a holding company thereof becomes listed on the NYSE or NASDAQ, and, for the avoidance of doubt, a Qualifying Liquidity Event is a Liquidity Event.

[***]

[***]

[***]

“Maturity Date” has the meaning given to it in Condition 8(a) (Maturity).

“Measurement Period” means a period of 12 months ending on 30 June and 31 December.

[***]

“NASDAQ” means the Nasdaq Stock Market.

“Non-Exchange Period” means, in respect of a Liquidity Event, the period from and including the date of that Liquidity Event to and including the day falling 6 months after the date of that Liquidity Event.

“Notice of Liquidity Event” means a notice substantially in the form set out in Schedule 6 (Form of Notice of Liquidity Event) of the Trust Deed.

“Notice of Transition to Global Certificate” means a notice substantially in the form set out in Schedule 7 (Form of Notice of Transition to Global Certificate) of the Agency Agreement.

“NYSE” means the New York Stock Exchange.

“Ordinary Resolution” means a resolution passed at a meeting of the Bondholders duly convened and held in accordance with the Trust Deed by a majority consisting of more than 50 per cent. of the votes cast in accordance with the requirements as applicable under the Trust Deed.

“Outflow” means a negative cash flow or deduction of the amount that was paid for the Bond.

“Permitted Financier” has the meaning given to it in the definition of “Transfer”.

“Permitted Financing” has the meaning given to it in the definition of “Transfer”.

[***]

“Person” means any individual, company, corporation, firm, partnership, joint venture, undertaking, association, organisation, trust, state or agency of a state (in each case whether or not being a separate legal entity) but does not include the (i) the Issuer’s board of directors or any other governing board or (ii) the Issuer’s wholly owned direct or indirect subsidiaries.

“Prevailing Rate” means, in respect of any day, the spot rate of exchange between the relevant currencies prevailing as at or about 11.00 a.m. (Vietnam time) on that date as appearing on the Relevant Page or if such rate cannot be determined on that day, the rate prevailing as at or about 11.00 a.m. (Vietnam time) on the immediately preceding day on which such rate can be so determined.

“Principal Agent” means The Hongkong and Shanghai Banking Corporation Limited.

“Principal Subsidiaries” means at any time means any member of the Group:

(i)

which was a Subsidiary of the Issuer at the date to which the then latest audited financial statements of the Issuer were made up and whose total revenue and/or gross assets and/or gross profits (in each case consolidated in the case of a Subsidiary which itself has Subsidiaries) at such time exceeded ten per cent. of the consolidated total revenue and/or gross assets and/or gross profits of the Group at such date, as determined by reference to such latest audited financial statements of the Issuer; or

(ii)

which has been a Subsidiary of the Issuer for more than [***] days and which became a Subsidiary of the Issuer subsequent to the date of the then latest audited financial statements of the Issuer and whose total revenue and/or gross assets and/or gross profits (in each case consolidated in the case of a Subsidiary which itself has Subsidiaries) would, if consolidated financial statements of the Issuer were prepared in accordance with GAAP on it becoming a Subsidiary of the Issuer, exceed ten per cent. of the consolidated total revenue and/or gross assets and/or gross profits of the Group as would be determined by reference to such consolidated financial statements; or

(iii)

any Subsidiary of the Issuer which, although not a Principal Subsidiary at the date of the then latest audited financial statements of the Issuer, subsequently acquires or develops assets and/or generates revenues or profits which would, when aggregated with its existing assets and/or revenues and/or profits (in each case consolidated in the case of a Subsidiary which itself has Subsidiaries), constitute ten per cent. or more of the consolidated total revenue and/or gross assets and/or gross profits of the Group if at any relevant time consolidated financial statements in accordance with GAAP were to have been prepared, provided that if any Principal Subsidiary shall at any relevant time cease to have total revenue and/or gross assets and/or gross profits (in each case consolidated in the case of a Subsidiary which itself has Subsidiaries) which constitute more than ten per cent. of the consolidated total revenues and/or gross assets and/or gross profits of the Group if consolidated financial statements of the Issuer were prepared at that time in accordance with VAS, it shall at that time cease to be a Principal Subsidiary until such time as its revenues and/or gross assets (in each case consolidated in the case of a Subsidiary which itself has Subsidiaries) subsequently exceed ten per cent. of the consolidated total revenues and/or gross assets and/or gross profits of the Group at any relevant time and provided further that a certificate of two directors of the Issuer that, in their opinion, a Subsidiary is or is not, or was or was not, at any particular time or during any particular period, a Principal Subsidiary may be relied upon by the Trustee and, if so relied upon, shall, in the absence of a manifest error, be conclusive and binding.

“Put Payment Date” means the date, as determined by the Issuer in its sole discretion, falling no later than the [***] Business Day immediately following the last day of the QLE Put Exercise Period, the QLE Failure Put Exercise Period or the CoC Put Exercise Period, as applicable.

“QLE Failure Put Exercise Notice” has the meaning given to it in Condition 8(h) (Redemption at the Option of the Bondholders—QLE Failure Put Option).

“QLE Failure Put Exercise Period” means the [***] Business Day period commencing from and including the [***] Business Day prior to the second anniversary of the Closing Date.

“QLE Put Exercise Period” means the [***] Business Day period commencing from and including the Exchange Period Commencement Date.

“QLE Put Exercise Notice” has the meaning given to it in Condition 8(g) (Redemption at the Option of the Bondholders—QLE Put Option).

“Qualifying Liquidity Event” means:

(i)	the completion of the initial public offering of VFSG on the NYSE or NASDAQ with offering proceeds to VFSG of at least U.S.$2,000,000,000; or

(ii)

the completion of a merger, consolidation, amalgamation or reorganisation of VFSG with another entity listed on the NYSE or NASDAQ, the result of which VFSG or the entity into which VFSG was merged, consolidated, amalgamated or reorganised or a holding company thereof becomes listed on the NYSE or NASDAQ, with proceeds to the listed entity (including from a concurrent private placement or PIPE investment into such entity) of at least U.S.$2,000,000,000.

“Redemption Date” means, with respect to any Bond, (i) the date fixed for redemption of such Bond pursuant to a notice of redemption given by the Issuer in accordance with the provisions of the Trust Deed or (ii) the Maturity Date of such Bond if such Bond has not been redeemed, purchased and cancelled or exchanged in accordance with its terms prior to the Maturity Date.

“Reference Date” means the earlier of (i) the second anniversary of the Closing Date and (ii) the final day of the QLE Put Exercise Period.

“Reference Price Observation Period” means the [***] Trading Day period from and including the first Trading Day immediately following the last day of the Non-Exchange Period.

“Register” has the meaning given to it in Condition 2(a) (Form and Denomination).

“Registrar” means The Hongkong and Shanghai Banking Corporation Limited.

“Regulation S” means Regulation S promulgated under the Securities Act.

[***]

“Relevant Amount” means, in respect of each U.S.$1,000,000 principal amount of Bonds:

(i)	if the Event of Default or Relevant Event (as the case may be) occurs on or before the Reference Date:

(A)

if the Relevant Event occurs pursuant to Condition 8(i)(iii) (Illegality), an amount which if received by the relevant Bondholder would allow it to achieve the [***] up to but excluding the date of payment; and

(B)	in all other cases, the [***]; or

(ii)

if the Event of Default or Relevant Event (as the case may be) occurs after the Reference Date, the principal amount of such Bonds together with accrued but unpaid interest up to but excluding the date of payment, provided that, notwithstanding the foregoing, if the Event of Default occurs pursuant to Condition 10(b) (Failure to deliver VFSG Shares or the Cash Alternative Amount), an amount in cash equal to the higher of (A) and (B) below:

(A)

the Cash Alternative Amount of such Bond and any other amounts which would have been payable and/or deliverable on exchange in respect of such Bonds under the Deed Poll had the date of such declaration of the relevant Event of Default been the Trading Day immediately following the date such Bonds are delivered for exchange under the Deed Poll; and

(B)

(x) if such Event of Default occurs on or before the Reference Date, the [***] ; or (y) if such Event of Default occurs after the Reference Date, the principal amount of such Bonds together with accrued but unpaid interest up to but excluding the date of payment.

“Relevant Company” means VFVN, and any corporation or company derived from or resulting or surviving from the merger, consolidation, amalgamation, reconstruction or acquisition of VFVN with, into or by such other corporation or company, and any other entity, all or part of the share capital of which is, or all or some of the Securities are, at the relevant time included in the Exchange Property.

“Relevant Date” has the meaning given to it in Condition 9 (Taxation).

“Relevant Exchange Rate” means, in respect of a currency conversion from USD to VND, or vice versa, the average of the buy rate (transfer) and the sell rate of exchange on the immediately preceding day on which such rate was published by Vietcombank.

“Relevant Event” has the meaning given to it in Condition 8(i) (Redemption for Relevant Event).

“Relevant Event Payment Date” has the meaning given to it in Condition 8(i) (Redemption for Relevant Event).

“Relevant Event Redemption Notice” has the meaning given to it in Condition 8(i) (Redemption for Relevant Event).

“Relevant Page” means Bloomberg “BFIX” USDVND Spot Mid Price or such other page, section, caption, column or other part as may replace it on that information service or such other information service, in each case, as may be nominated by the person providing or sponsoring the information appearing there for the purpose of displaying rates or prices comparable to the Relevant Page.

[***]

“Rules” has the meaning given to it in Condition 21(b) (Arbitration).

[***]

“Securities” means shares or other securities (including without limitation, any VFVN Shares, any options, warrants, convertible bonds, evidence of indebtedness or rights to subscribe or purchase shares or other Securities).

“Securities Act” means the U.S. Securities Act of 1933, as amended.

[***]

“Settlement Date” has the meaning given to it in Condition 6(b)(iii) (Exchange Procedures and Corporate and Regulatory Approvals).

“Shareholder” means, in respect of a share, the person in whose name that share is registered.

“SIAC” has the meaning given to it in Condition 21(b) (Arbitration).

“Subscription Agreement” means a subscription agreement between the Issuer, VFSG and an investor in respect of the Bonds.

“Subsidiary” or “Subsidiary of any person” means any company or other business entity in respect of which that person owns or controls (either directly or through one or more other Subsidiaries) more than 50 per cent. of the issued share capital or other ownership interest having ordinary voting power to elect directors, managers or trustees of such company or other business entity or any company or other business entity which at any time has its accounts consolidated with those of that person or which, under law, regulations or generally accepted accounting principles from time to time applicable to such entity or person, should have its accounts consolidated with those of that person.

“Taxes” in these Conditions means (i) taxes on gross or net income, profits and gains; and (ii) all other taxes, levies, imposts, duties and charges, deductions or withholdings in the nature of taxation, and all penalties, surcharges, and interest relating thereto, imposed or collected by a Tax Authority.

“Tax Redemption Date” has the meaning given to it in Condition 8(c) (Redemption for Taxation Reasons).

“Tax Redemption Notice” has the meaning given to it in Condition 8(c) (Redemption for Taxation Reasons).

“Tax Authority” means the General Department of Taxation, any local department of taxation having authority over a party or any other Governmental Authority charged with the exercise of a taxing function.

“Trade Payables” means any trade accounts or indebtedness payable to any trade creditor (other than any member of the Group), in the ordinary course of trading for any goods or service provided or rendered by no more than [***] days after the date such goods or service was provided or rendered.

“Trading Day” means:

(i)

in respect of a VFSG Share, a day on which (i) trading in the VFSG Shares generally occurs on NYSE or NASDAQ or, if the VFSG Shares are not then listed on NYSE or NASDAQ (as applicable), on the principal other U.S. national or regional securities exchange on which the VFSG Shares are then listed or, if the VFSG Shares are not then listed on a U.S. national or regional securities exchange, on the principal other market on which the VFSG Shares are then traded and (ii) a Last Reported Sale Price for the VFSG Shares is available on such securities exchange or market; and

(ii)	[***]

“Transfer” means, in relation to a Bond, to:

(i)

sell, assign, transfer or otherwise dispose of the Interest in the Bonds and/or in any of the economic or voting rights attached to or derived from that Interest, or any agreement (whether conditional or otherwise) to carry out any of the above actions (including the grant of any option over, or in respect of it);

(ii)	direct (by way of renunciation or otherwise) that another person should, or assign any right to, receive it;

(iii)

enter into any agreement or deed in respect of the votes or any other rights attached to it (other than by way of proxy for a particular shareholder meeting), but including upon enforcement of an Encumbrance; or

(iv)	agree, whether or not subject to any condition precedent or subsequent, to do any of the foregoing,

and “Transferable”, “Transferred” and “Transferring” shall be construed accordingly, provided always that:

(A)

a transfer or disposal of any equity, ownership or economic interests, or options, warrants, convertible securities or other contractual rights to acquire any equity, ownership or economic interest, of any partners, members or other direct or indirect investors of an entity that holds an Interest in the relevant Bonds shall not be considered a Transfer of the relevant Bonds under these Conditions;

(B)	any redemption, purchase and cancellation pursuant to Condition 8 (Redemption, purchase and cancellation) shall not be regarded as a Transfer; and

(C)

the creation or grant of an Encumbrance over an Interest in the Bonds and/or in any of the economic or voting rights attached to or derived from that Interest, or any agreement (whether conditional or otherwise) to carry out any of the above actions (including the grant of any option over, or in respect of it):

(1)	that is made in favour of one or more third-party financial institutions or any agent or trustee or other nominee (a “Permitted Financier”); and

(2)	that is entered into for the purposes of financing or refinancing the acquisition of the Bonds (paragraphs (1) and (2) collectively, a “Permitted Financing”),

shall not constitute a Transfer, provided that if such Encumbrance ceases to satisfy paragraphs (C)(1) and (C)(2) above, a purported Transfer contrary to Condition 3(c) (Transfer Restrictions) shall be deemed to have occurred.

“Transfer Agent” means The Hongkong and Shanghai Banking Corporation Limited.

“Trust Deed” means the trust deed dated 29 April 2022 made between the Issuer, the Trustee [***], as amended and supplemented by a supplemental trust deed dated 4 June 2022 and as further amended and/or supplemented from time to time.

“Trustee” means The Hongkong and Shanghai Banking Corporation Limited as trustee for itself and the holders of the Bonds, which term shall, where the context so permits, include all other persons or companies for the time being acting as trustee or trustees under the Trust Deed.

“USD” or “U.S.$” means United States dollars, the lawful currency of the United States of America.

“VAS” means Vietnamese Accounting Standards.

“VFSG” means VinFast Trading & Investment Pte. Ltd., a company incorporated in Singapore with registered number 201501874G and having its registered office at 120 Lower Delta Road, #02-05 Cendex Centre, Singapore 169208, which will convert to a Singapore public limited company to be known as “VinFast Auto Ltd.” nearer to the time of a Liquidity Event.

“VFSG Shares” means the ordinary shares in the capital of VFSG or shares of any class or classes resulting from any subdivision, consolidation or re-classification of those shares, which as between themselves have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation or dissolution of VFSG.

“VFVN” means VinFast Trading & Production Joint Stock Company, a joint stock company incorporated under the Laws of Vietnam with Enterprise Registration Certificate No. 0107894416 dated 21 June 2017 (as amended from time to time) and its registered address at Dinh Vu—Cat, Hai Economic Zone, Cat Hai Island, Cat Hai Town, Cat Hai District, Hai Phong City, Vietnam.

“VFVN Shares” means the dividend preferred shares in the capital of VFVN as at the Closing Date or such similar shares of any class or classes resulting from any subdivision, consolidation or re-classification of those shares, which as between themselves have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation or dissolution of VFVN (including, for the avoidance of doubt, any ordinary shares of VFVN into which such dividend preferred shares are converted).

“VIG” means Vietnam Investment Group Joint Stock Company, a joint stock company incorporated in the Socialist Republic of Vietnam with registered number 0102459554 and having its registered office at No 7 Bang Lang Street 1, Vinhome Riversides Eco-Urban Area, Viet Hung Ward, Long Bien District, Ha Noi City, Vietnam.

[***]

[***]

“VND” means Vietnamese Dong, the lawful currency of the Socialist Republic of Vietnam.

“[***]” means, in respect of a VFSG Share [***] on any Trading Day, the order book [***] of a VFSG Share [***], as the case may be, published by or derived from Bloomberg page “[***]” (or its equivalent successor page if such page is not available) or such other source as shall be determined to be appropriate by the Issuer (acting reasonably and in good faith) on such Trading Day, provided that if on any such Trading Day such price is not available or cannot otherwise be determined as provided above, the [***] of a VFSG Share [***], as the case may be, in respect of such Trading Day shall be the [***], determined as provided above, on the immediately preceding Trading Day on which the same can be so determined.

SIGNATORIES

IN WITNESS WHEREOF this Supplemental Trust Deed has been executed as a deed on the date stated at the beginning.

Issuer
EXECUTED as a DEED by
VINGROUP JOINT STOCK COMPANY

in the presence of:

/s/ [***]
Name: [***]
Title: [***]

[Signature Page to Supplemental Trust Deed]

Trustee

SIGNED, SEALED and DELIVERED as a DEED for and on behalf of		/s/ [***]

THE HONGKONG AND SHANGHAI
BANKING CORPORATION LIMITED by its duly appointed attorney
[***]
[***]
in the presence of:
/s/ [***]
Name:	[***]
Address:	[***]

[Signature Page to Supplemental Trust Deed]

[***]

/s/ [***]

[***]
[***]
[***]
[***]
[***]

[Signature Page to Supplemental Trust Deed]

List of Omitted Schedules:

Schedule 1 - Form of Definitive Certificate

Schedule 2 - Form of Global Certificate